UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, NY 10208	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40 Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: September 30, 2016

Item 1. Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 33.3%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$475,000	5.875%		08/02/21	$ 542,217

Banks – 8.1%
American Express Co.(a)
75,000	3.625		12/05/24	78,049
Bank of America Corp.
100,000	5.700		01/24/22	116,322
225,000	4.125		01/22/24	244,012
275,000	4.000		04/01/24	296,343
BNP Paribas SA
275,000	2.375		05/21/20	279,285
Citigroup, Inc.
200,000	3.400		05/01/26	206,636
Compass Bank(a)
375,000	2.750		09/29/19	374,521
Credit Suisse New York
325,000	2.300		05/28/19	329,049
Credit Suisse Group Funding Guernsey Ltd.
400,000	3.125		12/10/20	405,239
Deutsche Bank AG
25,000	2.500		02/13/19	24,259
Discover Financial Services(a)
225,000	3.750		03/04/25	227,693
HSBC Holdings PLC
225,000	3.400		03/08/21	232,709
ING Bank NV(a)(b)
325,000	4.125		11/21/23	332,767
Intesa Sanpaolo SpA
350,000	2.375		01/13/17	350,486
350,000	3.875		01/16/18	356,888
JPMorgan Chase & Co.
450,000	4.400		07/22/20	490,293
275,000	2.700	(a)	05/18/23	277,837
JPMorgan Chase & Co. Series Z(a)(b)
250,000	5.300		12/29/49	253,437
KBC Bank NV(a)(b)
200,000	8.000		01/25/23	212,120
KeyCorp
400,000	2.900		09/15/20	415,252
Lloyds Bank PLC
175,000	2.300		11/27/18	176,903
Macquarie Bank Ltd.(c)
150,000	6.625		04/07/21	172,736
Mizuho Bank Ltd.(c)
200,000	2.550		03/17/17	201,024
Morgan Stanley
650,000	3.700		10/23/24	685,852
Morgan Stanley Series F
100,000	3.875		04/29/24	106,949
PNC Preferred Funding Trust II(a)(b)(c)
200,000	2.073		03/29/49	191,000
Regions Bank
250,000	7.500		05/15/18	272,048
Royal Bank of Scotland Group PLC
200,000	3.875		09/12/23	196,799
Royal Bank of Scotland PLC(a)(b)
100,000	9.500		03/16/22	103,125
Santander Bank NA(a)
250,000	2.000		01/12/18	250,031
Santander UK PLC(c)
275,000	5.000		11/07/23	286,593
Synchrony Financial(a)
350,000	2.600		01/15/19	354,123

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
The Bank of Tokyo-Mitsubishi UFJ Ltd.(c)
$300,000	2.150%		09/14/18	$ 302,615
The Toronto-Dominion Bank(a)(b)
125,000	3.625		09/15/31	125,345
UBS Group Funding Jersey Ltd.(c)
350,000	3.000		04/15/21	359,473

				9,287,813

Consumer Services(a) – 0.3%
Marriott International, Inc.
125,000	2.875		03/01/21	129,671
250,000	2.300		01/15/22	252,109

				381,780

Diversified Financials – 0.3%
General Motors Financial Co., Inc.
125,000	3.250		05/15/18	127,210
175,000	3.500		07/10/19	180,285

				307,495

Diversified Manufacturing(a) – 0.1%
Roper Technologies, Inc.
125,000	3.000		12/15/20	129,939

Electric – 1.6%
Berkshire Hathaway Energy Co.
200,000	6.125		04/01/36	265,648
Emera US Finance LP(a)(c)
125,000	2.700		06/15/21	127,920
Entergy Corp.(a)
125,000	2.950		09/01/26	125,203
Florida Power & Light Co.(a)
193,000	4.125		02/01/42	216,584
Pacific Gas & Electric Co.(a)
100,000	3.500		06/15/25	108,391
Progress Energy, Inc.
350,000	7.000		10/30/31	469,915
Puget Sound Energy, Inc. Series A(a)(b)
150,000	6.974		06/01/67	129,000
Southern California Edison Co.(a)
175,000	4.050		03/15/42	193,011
The Southern Co.(a)
225,000	2.350		07/01/21	229,297

				1,864,969

Energy – 1.8%
Anadarko Petroleum Corp.
35,000	3.450	(a)	07/15/24	34,524
100,000	6.450		09/15/36	116,830
Apache Corp.(a)
50,000	2.625		01/15/23	49,224
150,000	4.250		01/15/44	145,713
ConocoPhillips Co.(a)
150,000	3.350		11/15/24	153,572
50,000	4.950		03/15/26	56,358
100,000	4.150		11/15/34	99,800
Devon Energy Corp.(a)
25,000	4.000		07/15/21	26,085
75,000	5.600		07/15/41	75,674
80,000	4.750		05/15/42	74,579
Dolphin Energy Ltd.(c)
50,880	5.888		06/15/19	53,933
Energy Transfer Partners LP(a)
75,000	4.750		01/15/26	77,486

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Kinder Morgan Energy Partners LP(a)
$150,000	5.400%		09/01/44	$ 150,376
Kinder Morgan, Inc.(a)
175,000	3.050		12/01/19	178,826
Occidental Petroleum Corp.(a)
200,000	3.400		04/15/26	211,002
Petroleos Mexicanos
30,000	5.500	(c)	02/04/19	31,650
60,000	6.375	(c)	02/04/21	65,130
30,000	4.500		01/23/26	29,106
80,000	6.875	(c)	08/04/26	90,200
40,000	5.500		06/27/44	34,284
70,000	5.625		01/23/46	61,061
30,000	6.750	(c)	09/21/47	30,000
Pioneer Natural Resources Co.(a)
125,000	3.450		01/15/21	129,983
Valero Energy Corp.
100,000	3.650		03/15/25	102,159

				2,077,555

Food & Beverage – 2.3%
Anheuser-Busch InBev Finance, Inc.(a)
675,000	2.650		02/01/21	696,530
525,000	3.650		02/01/26	563,850
75,000	4.900		02/01/46	89,234
Kraft Heinz Foods Co.(a)
100,000	2.800		07/02/20	103,633
175,000	3.950		07/15/25	189,339
225,000	4.375		06/01/46	238,056
Molson Coors Brewing Co.(a)
50,000	2.100		07/15/21	50,460
75,000	3.000		07/15/26	75,519
Pernod-Ricard SA(c)
375,000	4.450		01/15/22	413,623
Suntory Holdings Ltd.(c)
275,000	2.550		09/29/19	280,345

				2,700,589

Food & Staples Retailing(a) – 1.1%
CVS Health Corp.
125,000	2.800		07/20/20	129,507
125,000	4.125		05/15/21	136,607
225,000	3.500		07/20/22	240,837
89,000	3.875		07/20/25	96,887
375,000	2.875		06/01/26	380,556
Walgreens Boots Alliance, Inc.
125,000	2.600		06/01/21	127,921
125,000	3.450		06/01/26	129,765

				1,242,080

Health Care Equipment & Services – 0.9%
Aetna, Inc.(a)
100,000	2.400		06/15/21	101,158
75,000	2.800		06/15/23	76,585
Becton Dickinson and Co.
200,000	2.675		12/15/19	206,542
Cigna Corp.(a)
150,000	3.250		04/15/25	154,657
Medtronic, Inc.
75,000	2.500		03/15/20	77,572
150,000	3.150		03/15/22	159,493
Stryker Corp.(a)
50,000	2.625		03/15/21	51,540
125,000	3.375		11/01/25	131,107

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care Equipment & Services – (continued)
UnitedHealth Group, Inc.
$100,000	4.625%		07/15/35	$ 116,127

				1,074,781

Life Insurance – 0.7%
American International Group, Inc.(a)
50,000	3.750		07/10/25	52,443
25,000	4.500		07/16/44	25,466
Dai-ichi Life Holdings, Inc.(a)(b)(c)
275,000	4.000		12/31/49	276,375
Reliance Standard Life Global Funding II(c)
225,000	2.500		01/15/20	228,028
The Northwestern Mutual Life Insurance Co.(c)
200,000	6.063		03/30/40	258,824

				841,136

Materials – 0.2%
Ecolab, Inc.
100,000	5.500		12/08/41	124,778
Westlake Chemical Corp.(a)(c)
100,000	3.600		08/15/26	100,284

				225,062

Media – 0.8%
21st Century Fox America, Inc.(a)
75,000	3.700		09/15/24	81,009
CCO Safari II LLC (a)(c)
25,000	3.579		07/23/20	26,130
200,000	4.908		07/23/25	220,611
25,000	6.484		10/23/45	30,233
Comcast Corp.(a)
400,000	3.375		08/15/25	429,855
Time Warner Cable, Inc.
50,000	5.000		02/01/20	54,200
25,000	5.875	(a)	11/15/40	27,762
Time Warner, Inc.(a)
25,000	3.875		01/15/26	27,078

				896,878

Metals and Mining(c) – 0.3%
Glencore Finance Canada Ltd.
350,000	2.700		10/25/17	350,525
Glencore Funding LLC
50,000	2.500		01/15/19	49,880

				400,405

Noncaptive-Financial – 0.3%
Capital One Financial Corp.(a)
200,000	4.200		10/29/25	208,658
International Lease Finance Corp.(c)
150,000	7.125		09/01/18	163,688

				372,346

Pharmaceuticals, Biotechnology & Life Sciences – 2.9%
AbbVie, Inc.(a)
225,000	2.500		05/14/20	229,382
75,000	2.300		05/14/21	75,651
Actavis Funding SCS
225,000	2.350		03/12/18	227,320
50,000	3.450	(a)	03/15/22	52,492
85,000	3.800	(a)	03/15/25	89,960
125,000	4.850	(a)	06/15/44	137,494
Amgen, Inc.(a)
200,000	3.125		05/01/25	207,011
Bayer US Finance LLC(c)
400,000	3.000		10/08/21	418,872

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
EMD Finance LLC(a)(c)
$375,000	2.950%		03/19/22	$ 386,581
Forest Laboratories LLC (a)(c)
325,000	4.375		02/01/19	342,362
100,000	5.000		12/15/21	111,917
Shire Acquisitions Investments Ireland DAC
225,000	1.900		09/23/19	224,885
200,000	3.200	(a)	09/23/26	201,076
Teva Pharmaceutical Finance Netherlands III BV
175,000	2.800		07/21/23	175,449
200,000	3.150		10/01/26	200,925
Thermo Fisher Scientific, Inc.(a)
175,000	3.000		04/15/23	179,222
100,000	3.650		12/15/25	105,636

				3,366,235

Pipelines(a) – 1.0%
Columbia Pipeline Group, Inc.
100,000	3.300		06/01/20	103,644
Enbridge, Inc.
50,000	3.500		06/10/24	49,669
EnLink Midstream Partners LP
175,000	4.150		06/01/25	167,527
75,000	4.850		07/15/26	75,471
Enterprise Products Operating LLC
25,000	3.350		03/15/23	25,581
Enterprise Products Operating LLC Series A(b)
425,000	4.465		08/01/66	400,605
Sunoco Logistics Partners Operations LP
50,000	4.250		04/01/24	51,937
Western Gas Partners LP
100,000	3.950		06/01/25	98,647
Williams Partners LP
175,000	3.900		01/15/25	174,635

				1,147,716

Property/Casualty Insurance(a)(b) – 0.1%
The Chubb Corp.
125,000	6.375		04/15/37	118,762

Real Estate Investment Trusts – 2.8%
American Campus Communities Operating Partnership LP(a)
275,000	4.125		07/01/24	293,387
Brixmor Operating Partnership LP(a)
75,000	3.850		02/01/25	76,266
Camden Property Trust
325,000	5.700		05/15/17	333,266
Crown Castle International Corp.(a)
75,000	2.250		09/01/21	74,939
CubeSmart LP(a)
125,000	4.000		11/15/25	133,290
DDR Corp.
375,000	7.500		04/01/17	385,996
HCP, Inc.
275,000	6.000		01/30/17	278,933
25,000	2.625	(a)	02/01/20	25,360
Healthcare Realty Trust, Inc.
350,000	5.750		01/15/21	397,587
Healthcare Trust of America Holdings LP(a)
100,000	3.375		07/15/21	103,628
National Retail Properties, Inc.(a)
125,000	4.000		11/15/25	133,290

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
Select Income REIT(a)
$50,000	2.850%	02/01/18	$ 50,297
75,000	3.600	02/01/20	76,155
UDR, Inc.(a)
125,000	2.950	09/01/26	124,073
Ventas Realty LP(a)
125,000	3.500	02/01/25	128,963
200,000	3.250	10/15/26	201,869
Welltower, Inc.
375,000	2.250	03/15/18	378,295

			3,195,594

Retailing(a) – 0.4%
The Home Depot, Inc.
175,000	4.250	04/01/46	202,089
The Priceline Group, Inc.
200,000	3.600	06/01/26	209,695

			411,784

Semiconductors & Semiconductor Equipment(a) – 0.1%
NVIDIA Corp.
100,000	2.200	09/16/21	100,305

Software & Services(a) – 0.5%
Fidelity National Information Services, Inc.
250,000	3.625	10/15/20	265,168
125,000	3.000	08/15/26	123,772
Fiserv, Inc.
150,000	2.700	06/01/20	154,667

			543,607

Technology – 0.7%
Amphenol Corp.(a)
125,000	3.125	09/15/21	129,758
Cisco Systems, Inc.
100,000	2.200	02/28/21	102,318
Hewlett Packard Enterprise Co.(a)(c)
125,000	4.900	10/15/25	133,413
Intel Corp.(a)
200,000	3.700	07/29/25	221,884
Oracle Corp.(a)
200,000	2.500	05/15/22	205,296

			792,669

Tobacco – 1.4%
BAT International Finance PLC(c)
200,000	3.950	06/15/25	220,958
Imperial Brands Finance PLC(c)
400,000	2.050	02/11/18	402,392
Philip Morris International, Inc.(a)
125,000	2.750	02/25/26	128,227
Reynolds American, Inc.(a)
775,000	4.450	06/12/25	864,688

			1,616,265

Transportation(c) – 0.5%
ERAC USA Finance LLC
350,000	2.350	10/15/19	355,582
Penske Truck Leasing Co. LP / PTL Finance Corp.(a)
200,000	3.375	02/01/22	207,984

			563,566

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Wireless Telecommunications – 3.2%
American Tower Corp.
	$75,000	3.300	%(a)	02/15/21	$ 78,404
	125,000	4.700		03/15/22	138,937
AT&T, Inc.
	250,000	3.800		03/15/22	267,772
	50,000	4.450	(a)	04/01/24	54,958
	400,000	3.400	(a)	05/15/25	410,963
Verizon Communications, Inc.
	607,000	2.625		02/21/20	624,245
	850,000	4.500		09/15/20	932,763
	800,000	5.150		09/15/23	931,941
	200,000	2.625	(a)	08/15/26	196,294

					3,636,277

Wirelines Telecommunications – 0.4%
Telefonica Emisiones SAU
	175,000	3.192		04/27/18	179,130
	225,000	5.462		02/16/21	255,500

					434,630

TOTAL CORPORATE OBLIGATIONS (Cost $36,830,766)					$ 38,272,455

Mortgage-Backed Obligations – 34.4%
Adjustable Rate Non-Agency(a)(b) – 0.5%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
	$127,994	2.007%		09/25/35	$ 118,846
Lehman XS Trust Series 2005-7N, Class 1A1A
	225,522	0.795		12/25/35	201,656
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	284,177	1.357		12/25/46	238,172

					558,674

Collateralized Mortgage Obligations – 5.9%
Agency Multi-Family – 4.5%
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2(b)
	$300,000	3.300%		04/25/23	$ 327,620
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2(b)
	300,000	3.034		10/25/20	317,469
FNMA
	354,659	2.800		03/01/18	358,838
	1,012,398	3.740		05/01/18	1,035,636
	320,000	3.840		05/01/18	327,700
	800,000	4.506		06/01/19	828,874
	160,925	3.416		10/01/20	170,973
	167,742	3.619		12/01/20	180,096
	861,198	3.762		12/01/20	928,056
	357,081	4.380		06/01/21	395,610
FNMA ACES Series 2012-M8, Class A2
	100,000	2.349		05/25/22	102,766
FNMA ACES Series 2012-M8, Class ASQ2
	68,254	1.520		12/25/19	68,380
GNMA
	116,743	3.950		07/15/25	125,986

					5,168,004

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(b) – 1.1%
Connecticut Avenue Securities Series 2014-C03, Class 1M1(a)
	$22,867	1.725%	07/25/24	$ 22,918
Leek Finance Number Eighteen PLC Series 18X, Class A2B(a)
	151,408	1.121	09/21/38	163,222
Leek Finance Number Eighteen PLC Series 18X, Class A2C(a)
EUR	37,852	0.000	09/21/38	45,857
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A(a)(c)
	$500,000	1.618	09/10/18	500,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A(a)(c)
	500,000	1.818	03/10/19	500,000

				1,231,997

Sequential Fixed Rate – 0.3%
FNMA REMIC Series 2012-111, Class B
	24,275	7.000	10/25/42	28,173
FNMA REMIC Series 2012-153, Class B
	62,845	7.000	07/25/42	74,152
National Credit Union Administration Guaranteed Notes Series A4
	300,000	3.000	06/12/19	314,910

				417,235

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$ 6,817,236

Commercial Mortgage-Backed Securities – 1.8%
Sequential Fixed Rate(b) – 1.8%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A
	$278,931	5.774%	02/10/51	$ 285,286
FREMF Mortgage Trust Series 2014-K40, Class C(a)(c)(d)
	100,000	4.208	11/25/47	98,196
FREMF Mortgage Trust Series 2014-K41, Class B(a)(c)
	100,000	3.961	11/25/47	102,447
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(d)
	598,775	5.988	08/10/45	609,049
GS Mortgage Securities Trust Series 2007-GG10, Class A4(d)
	260,996	5.988	08/10/45	264,933
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A1A(d)
	189,981	5.881	02/12/49	193,156
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A
	452,408	5.608	05/15/46	463,327

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$ 2,016,394

Federal Agencies – 26.2%
Adjustable Rate FHLMC(b) – 0.5%
	$530,551	2.815%	09/01/35	$ 561,212

Adjustable Rate FNMA(b) – 0.9%
	246,410	2.607	05/01/33	254,981
	444,815	2.833	05/01/35	470,148
	308,552	3.001	09/01/35	323,525

				1,048,654

FHLMC – 2.2%
	34,231	5.500	02/01/18	35,079
	3,354	5.500	04/01/18	3,435
	1,600	4.500	09/01/18	1,641
	4,920	5.500	09/01/18	5,093
	14	9.500	08/01/19	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$19	9.500%	08/01/20	$ 20
33,273	6.500	10/01/20	38,273
7,537	4.500	07/01/24	8,100
43,889	4.500	11/01/24	47,330
10,091	4.500	12/01/24	10,858
9,852	6.000	03/01/29	11,239
157	6.000	04/01/29	179
11,635	7.500	12/01/29	13,794
119,552	7.000	05/01/32	143,586
197	6.000	08/01/32	229
65,245	7.000	12/01/32	78,482
4,264	5.000	10/01/33	4,743
6,112	5.000	07/01/35	6,797
8,075	5.000	12/01/35	9,205
68,991	5.500	01/01/37	77,398
1,943	5.000	03/01/38	2,151
119,143	7.000	02/01/39	139,791
4,244	5.000	06/01/41	4,729
1,643,557	3.500	04/01/43	1,740,052
195,124	3.500	05/01/46	207,951

			2,590,169

FNMA – 11.7%
71	6.500	11/01/16	71
50	7.500	04/01/17	50
40,170	5.500	02/01/18	41,216
39,938	5.000	05/01/18	41,001
4,322	6.500	08/01/18	4,972
23,178	7.000	08/01/18	23,824
928	5.000	06/01/23	992
89,847	5.500	09/01/23	97,530
23,984	5.500	10/01/23	26,151
824	6.000	12/01/23	943
5,651	4.500	07/01/24	6,089
112,700	4.500	11/01/24	121,714
45,551	4.500	12/01/24	49,200
64	7.000	07/01/25	74
13,135	9.000	11/01/25	15,468
38,912	7.000	08/01/26	44,928
659	7.000	08/01/27	778
5,111	7.000	09/01/27	5,651
136	7.000	01/01/28	160
72,004	6.000	02/01/29	83,294
66,831	6.000	06/01/29	77,315
23,668	8.000	10/01/29	28,780
6,172	7.000	12/01/29	7,343
1,315	8.500	04/01/30	1,637
2,447	8.000	05/01/30	2,825
252	8.500	06/01/30	282
7,117	7.000	05/01/32	8,589
54,526	7.000	06/01/32	65,506
71,773	7.000	08/01/32	86,461
12,007	8.000	08/01/32	13,823
2,947	5.000	08/01/33	3,313
818	5.500	09/01/33	937
937	5.500	02/01/34	1,073
191	5.500	04/01/34	220
7,120	5.500	12/01/34	8,165
29,268	5.000	04/01/35	33,383
55,807	6.000	04/01/35	64,719
1,272	5.500	09/01/35	1,468
121,226	6.000	10/01/35	139,157
287,352	6.000	09/01/36	329,856

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$87	5.500%	02/01/37	$ 99
199	5.500	04/01/37	229
62	5.500	05/01/37	71
181,402	5.500	08/01/37	204,761
249	5.500	03/01/38	285
221	5.500	06/01/38	254
202	5.500	07/01/38	232
186	5.500	08/01/38	214
177	5.500	09/01/38	203
2,330	5.500	10/01/38	2,669
61	5.500	12/01/38	70
134,457	5.000	01/01/39	153,679
76,802	7.000	03/01/39	90,657
274,389	6.000	05/01/39	314,283
19,149	4.500	08/01/39	21,404
59,073	3.000	01/01/43	61,962
236,291	3.000	03/01/43	247,847
331,356	3.000	04/01/43	347,562
248,232	3.000	05/01/43	260,372
878,915	3.500	07/01/43	928,098
884,267	3.500	05/01/46	942,194
1,000,000	4.000	TBA-30yr(e)	1,073,906
7,000,000	3.500	TBA-30yr(e)	7,387,187

			13,477,196

GNMA – 10.9%
2,215	7.000	10/15/25	2,268
7,723	7.000	11/15/25	8,436
1,300	7.000	02/15/26	1,343
6,458	7.000	04/15/26	7,305
3,339	7.000	03/15/27	3,945
55,889	7.000	11/15/27	64,827
477	7.000	01/15/28	536
19,155	7.000	02/15/28	21,248
2,799	7.000	03/15/28	3,235
1,058	7.000	04/15/28	1,260
333	7.000	05/15/28	389
4,681	7.000	06/15/28	5,547
9,947	7.000	07/15/28	11,773
14,001	7.000	09/15/28	16,711
2,356	7.000	11/15/28	2,807
3,004	7.500	11/15/30	3,015
175,439	6.000	08/20/34	206,631
186,447	5.000	06/15/40	209,511
941,339	4.000	08/20/43	1,014,954
2,491,269	4.000	08/20/45	2,670,524
2,763,137	4.000	10/20/45	2,961,089
2,022,759	4.000	03/20/46	2,167,671
2,874,640	4.000	05/20/46	3,085,971

			12,470,996

TOTAL FEDERAL AGENCIES			$ 30,148,227

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $38,927,271)			$ 39,540,531

Agency Debentures – 2.6%
FHLB
$600,000	2.125%	06/09/23	$ 621,130
100,000	3.375	12/08/23	111,036

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – (continued)
FNMA
$400,000	1.875%	09/24/26	$ 397,994
400,000	6.250	05/15/29	578,454
Tennessee Valley Authority
500,000	3.875	02/15/21	555,946
500,000	5.375	04/01/56	704,091

TOTAL AGENCY DEBENTURES (Cost $2,662,547)			$ 2,968,651

Asset-Backed Securities(b) – 8.9%
Collateralized Loan Obligations – 3.1%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(c)
$41,073	1.407%	11/01/18	$ 41,068
Acis CLO Ltd. Series 2013-1A, Class ACOM(a)(c)
1,500,000	1.906	04/18/24	1,479,300
Acis CLO Ltd. Series 2013-2A, Class A(a)(c)
69,664	1.173	10/14/22	69,142
Acis CLO Ltd. Series 2013-2A, Class ACOM(a)(c)
562,916	1.371	10/14/22	559,200
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)(c)
127,278	1.002	04/29/19	127,091
Ocean Trails CLO I Series 2006-1X, Class A1(a)
306,417	0.917	10/12/20	305,617
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(c)
950,000	0.000	04/17/25	939,360

			3,520,778

Home Equity(a) – 2.3%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
41,482	6.994	09/25/37	41,169
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
87,833	6.768	09/25/37	88,039
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM(c)
1,400,000	0.000	10/20/26	1,395,800
Sound Point CLO VIII Ltd. Series 2015-1A, Class A(c)
900,000	2.210	04/15/27	899,996
Sound Point CLO VIII Ltd. Series 2015-1A, Class B(c)
250,000	2.730	04/15/27	249,301

			2,674,305

Student Loans – 3.5%
Access Group, Inc. Series 2005-2, Class A3(a)
201,240	0.991	11/22/24	199,590
Chase Education Loan Trust Series 2007-A, Class A3
64,627	0.923	12/28/23	63,564
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)(b)(c)
600,000	1.864	07/26/66	599,990
Edsouth Indenture No. 10 LLC Series 2015-2, Class A(a)(c)
427,663	1.525	12/25/56	424,552
Navient Student Loan Trust Series 2016-5A, Class A(a)(b)(c)
1,135,641	1.775	06/25/65	1,135,644
Nelnet Student Loan Trust Series 2006-2, Class A5(a)
408,210	0.815	01/25/30	402,421
Northstar Education Finance, Inc. Series 2004-2, Class A3
34,538	0.913	07/30/18	34,451
Scholar Funding Trust Series 2010-A, Class A(a)(c)
165,232	1.493	10/28/41	161,946
SLC Student Loan Trust Series 2006-1, Class A5(a)
500,000	0.960	03/15/27	481,387
SLM Student Loan Trust Series 2005-3, Class A5(a)
213,704	0.804	10/25/24	210,751

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Student Loans – (continued)
SLM Student Loan Trust Series 2006-2, Class A5(a)
$314,490	0.825%	07/25/25	$ 312,848

			4,027,144

TOTAL ASSET-BACKED SECURITIES (Cost $10,124,140)			$ 10,222,227

Foreign Debt Obligations – 2.0%
Sovereign – 1.8%
Chile Government International Bond
$468,000	3.125%	01/21/26	$ 496,665
Colombia Government International Bond(a)
240,000	4.000	02/26/24	255,600
Indonesia Government International Bond(c)
230,000	4.750	01/08/26	257,313
Mexico Government International Bond
470,000	3.600	01/30/25	487,625
160,000	4.750	03/08/44	166,400
200,000	4.600	01/23/46	204,000
10,000	5.750	10/12/10	10,575
Peruvian Government International Bond
110,000	6.550	03/14/37	155,375

			2,033,553

Supranational – 0.2%
Inter-American Development Bank
200,000	1.000	02/27/18	198,861

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $2,138,543)			$ 2,232,414

Municipal Debt Obligations – 1.3%
California – 0.3%
California State Various Purpose GO Bonds Series 2010
$140,000	7.950%	03/01/36	$ 167,329
105,000	7.625	03/01/40	166,187

			333,516

Illinois – 0.2%
Illinois State GO Bonds for Build America Bonds Series 2010-5
250,000	7.350	07/01/35	281,525

New York – 0.5%
Rensselaer Polytechnic Institute Taxable Bonds Series 2010
475,000	5.600	09/01/20	536,560

Ohio – 0.3%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
250,000	6.270	02/15/50	330,115

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $1,224,903)			$ 1,481,716

Government Guarantee Obligations – 2.3%
Hashemite Kingdom of Jordan Government AID Bond(f)
$700,000	2.503%	10/30/20	$ 733,993
Israel Government AID Bond(f)
400,000	5.500	09/18/23	499,002
200,000	5.500	12/04/23	250,401
100,000	5.500	04/26/24	126,272

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Government Guarantee Obligations – (continued)
KFW(g)
$1,000,000	1.125%		08/06/18	$ 1,002,560

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS (Cost $2,544,753)				$ 2,612,228

U.S. Treasury Obligations – 21.7%
United States Treasury Bonds
$2,700,000	3.625	%(h)	08/15/43	$ 3,440,313
960,000	3.750		11/15/43	1,250,506
790,000	3.625		02/15/44	1,006,823
1,300,000	3.375		05/15/44	1,587,261
100,000	3.000		11/15/44	114,114
200,000	2.875		08/15/45	222,914
50,000	2.500		05/15/46	51,782
170,000	2.250		08/15/46	166,986
United States Treasury Inflation-Protected Securities
1,457,456	0.125		04/15/18	1,473,619
616,200	0.125		04/15/19	627,082
104,257	0.125		01/15/23	105,984
258,518	0.375		07/15/23	268,010
422,858	0.625		01/15/24	443,870
684,099	0.125		07/15/24	694,361
913,293	0.375		07/15/25	943,404
392,298	2.500		01/15/29	498,155
111,339	2.125		02/15/40	148,446
92,930	1.375		02/15/44	110,427
United States Treasury Notes
3,400,000	1.625		06/30/20	3,474,596
2,200,000	1.625		07/31/20	2,247,916
800,000	1.375		04/30/21	808,480
770,000	1.125		09/30/21	768,945
290,000	1.750		09/30/22	297,183
1,840,000	1.875		10/31/22	1,898,567
1,140,000	1.375		09/30/23	1,135,634
United States Treasury Principal-Only STRIPS(i)
1,800,000	0.000		02/15/36	1,165,014

TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,189,855)				$ 24,950,392

TOTAL INVESTMENTS – 106.5% (Cost $117,642,778)				$122,280,614

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.5)%				(7,451,382)

NET ASSETS – 100.0%				$114,829,232

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,431,227, which represents approximately 14.3% of net assets as of September 30, 2016.

(d)	Interest is based on the weighted net interest rate of the collateral.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $8,461,093 which represents approximately 7.4% of net assets as of September 30, 2016.

(f)	Guaranteed by the United States Government. Total market value of these securities amounts to 1,609,668, which represents 1.4% of net assets as of September 30, 2016.

(g)	Guaranteed by a foreign government under maturity. Total market value of these securities amounts to 1,002,560, which represents 0.9% of net assets as of September 30, 2016.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Investment Abbreviations:
BA	— Banker Acceptance Rate
BBR	— Bank Bill Reference Rate
EURIBOR	— Euro Interbank Offered Rate
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
LIBOR	— London Interbank Offered Rate
NIBOR	— Norwegian Interbank Offered Rate
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
RMKT	— Remarketed
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
TWD	— Taiwan Dollar
USD	— United States Dollar

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Bank of America, N.A.	CAD	116,046	USD	88,000	12/21/16	$88,505	$505
	JPY	18,654,456	USD	182,791	12/21/16	184,620	1,829
	NZD	48,866	USD	35,419	12/21/16	35,472	53
	USD	88,000	CAD	114,446	12/21/16	87,284	716
	USD	82,229	GBP	62,049	12/21/16	80,559	1,670
BNP Paribas SA	CAD	46,140	USD	35,118	12/21/16	35,189	71
	CHF	85,309	USD	88,000	12/21/16	88,244	244
	JPY	8,916,670	USD	88,000	12/21/16	88,247	247
	NOK	310,094	EUR	33,318	12/21/16	38,797	1,229
	NZD	121,000	USD	87,407	12/21/16	87,835	428
	USD	88,000	CHF	84,599	12/21/16	87,509	491
	USD	88,000	JPY	8,851,761	12/21/16	87,604	396
Citibank. N.A.	AUD	829,332	USD	618,491	12/21/16	633,586	15,095
	GBP	35,589	EUR	40,896	12/21/16	46,206	96
	JPY	19,492,714	USD	190,727	10/06/16	192,241	1,514
	JPY	26,821,157	USD	265,000	12/21/16	265,444	444
	USD	380,591	GBP	286,030	11/16/16	371,050	9,541
JPMorgan Chase Bank, N.A.	USD	88,000	JPY	8,824,816	12/21/16	87,338	662
Morgan Stanley Co., Inc.	AUD	230,000	NZD	238,215	12/21/16	175,714	2,790
	AUD	232,000	USD	175,089	12/21/16	177,242	2,153
	CAD	115,400	USD	88,000	12/21/16	88,012	12
	EUR	78,000	CHF	84,692	12/21/16	87,947	341
	NZD	234,610	USD	169,381	12/21/16	170,307	926
	USD	176,000	CAD	228,039	12/21/16	173,918	2,082
	USD	87,989	EUR	78,000	12/21/16	87,947	42
	USD	396,925	GBP	300,169	12/21/16	389,716	7,209
	USD	122,796	NZD	168,291	12/21/16	122,165	631
Standard Chartered Bank	AUD	117,000	USD	87,789	12/21/16	89,385	1,596
	CAD	116,523	USD	88,000	12/21/16	88,868	868
	NZD	121,713	AUD	115,000	12/21/16	88,353	496
	USD	74,006	EUR	65,619	12/21/16	73,986	20
State Street Bank	AUD	47,103	USD	35,159	12/21/16	35,985	826
	CAD	228,808	USD	174,324	12/21/16	174,504	180
	NOK	3,432,323	EUR	369,099	12/21/16	429,425	13,257
	NZD	121,063	AUD	115,000	12/21/16	87,881	24
	USD	88,000	CAD	115,198	12/21/16	87,858	142
	USD	907,755	NZD	1,247,928	12/21/16	905,888	1,867
	USD	82,954	SEK	706,000	11/09/16	82,448	506
Westpac Banking Corp.	AUD	114,000	NZD	118,197	12/21/16	87,093	1,292
	AUD	116,000	USD	87,393	12/21/16	88,621	1,228
	EUR	169,212	USD	190,213	11/10/16	190,415	202
	USD	485,561	CAD	635,629	12/21/16	484,774	787
	USD	680,646	EUR	603,487	11/10/16	679,110	1,536

TOTAL							$76,244

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

Bank of America, N.A.	CAD	89,966	USD	69,887	10/26/16	$68,586	$(1,301)
	GBP	70,040	USD	91,499	12/21/16	90,935	(564)
	JPY	21,015,629	USD	209,180	12/21/16	207,987	(1,193)
	USD	88,000	JPY	8,922,487	12/21/16	88,304	(304)
	USD	137,173	SGD	187,303	12/21/16	137,392	(219)
BNP Paribas SA	EUR	78,000	NOK	715,322	12/21/16	87,947	(1,548)
	EUR	78,000	USD	87,955	12/21/16	87,947	(8)
	SEK	8,422,667	EUR	883,799	12/21/16	985,817	(10,689)
	USD	87,714	AUD	115,000	12/21/16	87,857	(143)
	USD	38,607	EUR	34,291	12/21/16	38,664	(57)
Citibank, N.A.	EUR	79,000	NOK	724,163	12/21/16	89,074	(1,527)
	EUR	197,744	USD	223,042	12/21/16	222,961	(81)
	GBP	299,534	USD	398,560	11/16/16	388,569	(9,991)
	SEK	756,860	EUR	79,000	12/21/16	88,585	(489)
	USD	176,000	CAD	230,780	12/21/16	176,008	(8)
	USD	207,628	JPY	21,219,958	10/06/16	209,276	(1,648)
	USD	303,368	JPY	30,945,942	12/21/16	306,267	(2,899)
JPMorgan Chase Bank, N.A.	EUR	78,000	JPY	8,922,123	12/21/16	87,947	(354)
	SEK	4,224,279	EUR	444,021	12/21/16	494,424	(6,221)
	USD	42,357	NOK	344,441	12/21/16	43,094	(737)
Merrill Lynch International	USD	132,228	TWD	4,136,077	10/21/16	132,318	(90)
Morgan Stanley Co., Inc.	CAD	394,253	USD	302,898	12/21/16	300,684	(2,214)
	CHF	85,992	EUR	79,000	12/21/16	88,950	(124)
	EUR	43,905	NOK	401,669	12/21/16	49,504	(749)
	GBP	65,653	EUR	76,725	12/21/16	85,239	(1,270)
	GBP	121,310	USD	158,254	12/21/16	157,499	(755)
	SEK	3,374,152	EUR	353,210	12/21/16	394,922	(3,330)
	USD	71,289	CAD	93,743	12/21/16	71,495	(206)
	USD	77,524	NOK	628,982	12/21/16	78,693	(1,169)
	USD	65,645	TWD	2,070,119	11/01/16	66,286	(641)
Standard Chartered Bank	EUR	159,526	NOK	1,456,678	12/21/16	179,869	(2,379)
	GBP	66,472	EUR	78,000	12/21/16	86,302	(1,645)
	NZD	241,000	USD	175,571	12/21/16	174,945	(626)
	SEK	2,616,739	EUR	274,709	12/21/16	306,272	(3,469)
	USD	31,513	CAD	41,452	12/21/16	31,614	(101)
	USD	77,646	NOK	634,778	12/21/16	79,419	(1,773)
State Street Bank	CAD	115,124	USD	88,000	12/21/16	87,801	(199)
	EUR	192,056	NOK	1,753,802	12/21/16	216,547	(2,874)
	GBP	135,908	EUR	158,000	12/21/16	176,452	(1,696)
	GBP	32,265	USD	42,214	12/21/16	41,890	(324)
	SEK	5,566,876	EUR	582,868	12/21/16	651,565	(5,633)
	SEK	1,501,859	NOK	1,432,000	12/21/16	175,783	(3,378)
	USD	264,000	CAD	349,209	12/21/16	266,330	(2,330)
	USD	49,452	JPY	5,012,180	12/21/16	49,605	(153)
Westpac Banking Corp.	AUD	120,526	USD	92,166	11/18/16	92,147	(19)
	EUR	420,409	USD	474,160	11/10/16	473,090	(1,070)
	EUR	972,274	USD	1,096,501	12/21/16	1,096,263	(238)
	JPY	7,736,159	USD	77,334	10/06/16	76,296	(1,038)
	USD	191,996	NZD	264,822	12/21/16	192,238	(242)

TOTAL							$(79,716)

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FHLMC	3.500%	TBA-30yr	10/15/42	$(1,000,000)	$(1,055,078)
GNMA	4.000	TBA-30yr	10/15/45	(1,000,000)	(1,071,641)

Total (Proceeds Received: $2,119,688)					$(2,126,719)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

U.S. Long Bonds	3	December 2016	$504,469	$(1,104)
U.S. Ultra Long Treasury Bonds	(3)	December 2016	(551,625)	10,515
2 Year U.S. Treasury Notes	19	December 2016	4,150,906	5,036
5 Year U.S. Treasury Notes	25	December 2016	3,037,891	9,679
10 Year U.S. Treasury Notes	(12)	December 2016	(1,573,500)	(2,704)
10 Year U.S. Ultra Treasury Notes	(1)	December 2016	(144,156)	64

TOTAL				$21,486

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on September 30, 2016	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America Investment Grade Index	$1,750	(1.000)%	06/20/21	0.684%	$(23,576)	$(2,064)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
	Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	SEK	9,470		06/15/18	0.050%	3 Month STIBOR	$7,772	$2,265
	SEK	9,950	(a)	09/15/18	0.330	3 Month STIBOR	52	418
	EUR	4,710		09/21/18	3 Month EURIBOR	0.400%	3,764	2,100
	GBP	640	(a)	12/21/19	0.353	3 Month LIBOR	129	1,124
	CAD	5,990	(a)	12/21/21	1.000	3 Month BA	(8,362)	12,292
	EUR	360	(a)	12/21/21	6 Month EURIBOR	0.250	(6,659)	(1,101)
	NOK	8,220	(a)	12/21/21	1.250	6 Month NIBOR	3,051	(3,143)
	NZD	510	(a)	12/21/21	2.250	3 Month BBR	1,942	169
	SEK	9,580	(a)	12/21/21	3 Month STIBOR	0.100	(2,963)	(3,345)
		$4,850	(a)	12/21/21	3 Month LIBOR	1.500	(61,008)	(7,967)
	EUR	80	(a)	08/16/24	0.250	6 Month EURIBOR	(26)	5
	GBP	70	(a)	09/27/26	6 Month LIBOR	1.000	(146)	494
	AUD	130	(a)	09/28/26	2.500	6 Month BBR	701	(74)
		270	(a)	12/21/26	2.750	6 Month BBR	12,460	(1,171)
	EUR	540	(a)	12/21/26	0.750	6 Month EURIBOR	21,208	5,931
	SEK	3,560	(a)	12/21/26	3 Month STIBOR	0.750	848	(3,751)
	JPY	11,980	(a)	12/21/36	6 Month LIBOR	0.500	637	(3,628)
	GBP	290	(a)	12/21/46	6 Month LIBOR	1.750	(68,621)	(3,657)
		$520	(a)	12/21/46	2.250	3 Month LIBOR	48,727	8,959

TOTAL							$(46,494)	$5,920

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$117,649,794

Gross unrealized gain	5,047,198
Gross unrealized loss	(416,378)

Net unrealized security gain	$4,630,820

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 99.4%
Automobiles & Components – 0.7%
1,939	BorgWarner, Inc.	$ 68,214
2,404	Delphi Automotive PLC	171,453
34,059	Ford Motor Co.	411,092
12,123	General Motors Co.	385,148
1,628	Harley-Davidson, Inc.	85,616
2,362	The Goodyear Tire & Rubber Co.	76,293

		1,197,816

Banks – 5.4%
89,389	Bank of America Corp.	1,398,938
7,100	BB&T Corp.	267,812
25,264	Citigroup, Inc.	1,193,219
4,626	Citizens Financial Group, Inc.	114,308
1,490	Comerica, Inc.	70,507
6,663	Fifth Third Bancorp	136,325
9,526	Huntington Bancshares, Inc.	93,926
31,576	JPMorgan Chase & Co.	2,102,646
9,565	KeyCorp	116,406
1,378	M&T Bank Corp.	159,986
2,617	People’s United Financial, Inc.	41,401
10,922	Regions Financial Corp.	107,800
4,402	SunTrust Banks, Inc.	192,808
4,355	The PNC Financial Services Group, Inc.	392,342
14,074	U.S. Bancorp	603,634
39,698	Wells Fargo & Co.	1,757,827
1,886	Zions Bancorporation	58,504

		8,808,389

Capital Goods – 7.0%
5,268	3M Co.	928,380
372	Acuity Brands, Inc.	98,431
813	Allegion PLC	56,024
2,057	AMETEK, Inc.	98,283
5,055	Caterpillar, Inc.	448,732
1,395	Cummins, Inc.	178,769
2,491	Deere & Co.	212,607
1,336	Dover Corp.	98,383
3,987	Eaton Corp. PLC	261,986
5,614	Emerson Electric Co.	306,019
2,493	Fastenal Co.	104,158
1,146	Flowserve Corp.	55,283
1,224	Fluor Corp.	62,816
2,674	Fortive Corp.	136,107
1,370	Fortune Brands Home & Security, Inc.	79,597
2,506	General Dynamics Corp.	388,831
78,340	General Electric Co.	2,320,431
6,615	Honeywell International, Inc.	771,243
2,819	Illinois Tool Works, Inc.	337,829
2,295	Ingersoll-Rand PLC	155,922
1,109	Jacobs Engineering Group, Inc.*	57,357
689	L-3 Communications Holdings, Inc.	103,853
2,194	Lockheed Martin Corp.	525,946
2,866	Masco Corp.	98,332
1,583	Northrop Grumman Corp.	338,683
3,049	PACCAR, Inc.	179,220
1,193	Parker-Hannifin Corp.	149,757
1,574	Pentair PLC	101,114
1,424	Quanta Services, Inc.*	39,858
2,590	Raytheon Co.	352,577
1,123	Rockwell Automation, Inc.	137,388

Shares	Description	Value
Common Stocks – (continued)
Capital Goods – (continued)
1,104	Rockwell Collins, Inc.	$ 93,111
868	Roper Technologies, Inc.	158,384
513	Snap-on, Inc.	77,955
1,308	Stanley Black & Decker, Inc.	160,858
2,399	Textron, Inc.	95,360
5,072	The Boeing Co.	668,185
458	TransDigm Group, Inc.*	132,417
750	United Rentals, Inc.*	58,868
6,801	United Technologies Corp.	690,982
506	W.W. Grainger, Inc.	113,769
1,547	Xylem, Inc.	81,140

		11,514,945

Commercial & Professional Services – 0.8%
748	Cintas Corp.	84,225
1,054	Equifax, Inc.	141,847
8,167	Johnson Controls International PLC	380,010
2,880	Nielsen Holdings PLC	154,282
1,596	Pitney Bowes, Inc.	28,983
2,108	Republic Services, Inc.	106,349
1,137	Robert Half International, Inc.	43,047
728	Stericycle, Inc.*	58,342
341	The Dun & Bradstreet Corp.	46,587
1,318	Verisk Analytics, Inc.*	107,127
3,646	Waste Management, Inc.	232,469

		1,383,268

Consumer Durables & Apparel – 1.4%
2,452	Coach, Inc.	89,645
2,840	D.R. Horton, Inc.	85,768
1,050	Garmin Ltd.	50,515
3,283	Hanesbrands, Inc.	82,896
593	Harman International Industries, Inc.	50,079
1,011	Hasbro, Inc.	80,203
1,204	Leggett & Platt, Inc.	54,878
1,593	Lennar Corp. Class A	67,448
3,016	Mattel, Inc.	91,324
1,528	Michael Kors Holdings Ltd.*	71,495
552	Mohawk Industries, Inc.*	110,588
4,003	Newell Brands, Inc.	210,798
11,633	NIKE, Inc. Class B	612,477
2,750	PulteGroup, Inc.	55,110
737	PVH Corp.	81,439
481	Ralph Lauren Corp.	48,648
1,605	Under Armour, Inc. Class A*	62,081
1,616	Under Armour, Inc. Class C*	54,718
2,945	VF Corp.	165,067
660	Whirlpool Corp.	107,026

		2,232,203

Consumer Services – 1.6%
3,870	Carnival Corp.	188,933
255	Chipotle Mexican Grill, Inc.*	107,992
1,000	Darden Restaurants, Inc.	61,320
1,894	H&R Block, Inc.	43,846
2,876	Marriott International, Inc. Class A	193,614
7,460	McDonald’s Corp.	860,586
1,425	Royal Caribbean Cruises Ltd.	106,804
12,713	Starbucks Corp.	688,282
985	Wyndham Worldwide Corp.	66,320
716	Wynn Resorts Ltd.	69,753

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – (continued)
3,238	Yum! Brands, Inc.	$ 294,043

		2,681,493

Diversified Financials – 4.8%
458	Affiliated Managers Group, Inc.*	66,273
6,784	American Express Co.	434,447
1,456	Ameriprise Financial, Inc.	145,265
16,527	Berkshire Hathaway, Inc. Class B*	2,387,656
1,057	BlackRock, Inc.	383,120
4,460	Capital One Financial Corp.	320,362
2,926	CME Group, Inc.	305,826
3,629	Discover Financial Services	205,220
2,444	E*TRADE Financial Corp.*	71,169
3,199	Franklin Resources, Inc.	113,788
1,039	Intercontinental Exchange, Inc.	279,865
3,701	Invesco Ltd.	115,730
979	Legg Mason, Inc.	32,777
2,947	Leucadia National Corp.	56,111
1,449	Moody’s Corp.	156,898
12,750	Morgan Stanley	408,765
993	Nasdaq, Inc.	67,067
3,037	Navient Corp.	43,945
1,893	Northern Trust Corp.	128,705
2,327	S&P Global, Inc.	294,505
3,205	State Street Corp.	223,164
6,813	Synchrony Financial	190,764
2,126	T. Rowe Price Group, Inc.	141,379
9,437	The Bank of New York Mellon Corp.	376,348
10,582	The Charles Schwab Corp.	334,074
3,271	The Goldman Sachs Group, Inc.(a)	527,514

		7,810,737

Energy – 7.2%
4,758	Anadarko Petroleum Corp.	301,467
3,284	Apache Corp.	209,749
3,806	Baker Hughes, Inc.	192,089
3,946	Cabot Oil & Gas Corp.	101,807
5,166	Chesapeake Energy Corp.*	32,391
16,385	Chevron Corp.	1,686,344
812	Cimarex Energy Co.	109,108
1,139	Concho Resources, Inc.*	156,442
10,813	ConocoPhillips	470,041
4,511	Devon Energy Corp.	198,980
4,822	EOG Resources, Inc.	466,336
1,437	EQT Corp.	104,355
36,118	Exxon Mobil Corp.	3,152,379
2,016	FMC Technologies, Inc.*	59,815
7,555	Halliburton Co.	339,068
979	Helmerich & Payne, Inc.	65,887
2,310	Hess Corp.	123,862
16,783	Kinder Morgan, Inc.	388,191
7,228	Marathon Oil Corp.	114,275
4,592	Marathon Petroleum Corp.	186,389
1,464	Murphy Oil Corp.	44,506
3,237	National Oilwell Varco, Inc.	118,927
1,766	Newfield Exploration Co.*	76,750
3,761	Noble Energy, Inc.	134,418
6,667	Occidental Petroleum Corp.	486,158
1,828	ONEOK, Inc.	93,941
3,842	Phillips 66	309,473
1,426	Pioneer Natural Resources Co.	264,737

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
1,521	Range Resources Corp.	$ 58,939
12,067	Schlumberger Ltd.	948,949
3,328	Southwestern Energy Co.*	46,059
5,940	Spectra Energy Corp.	253,935
1,055	Tesoro Corp.	83,936
6,061	The Williams Companies, Inc.	186,254
3,110	Transocean Ltd.*	33,153
4,047	Valero Energy Corp.	214,491

		11,813,601

Food & Staples Retailing – 2.1%
3,798	Costco Wholesale Corp.	579,233
9,325	CVS Health Corp.	829,832
4,401	Sysco Corp.	215,693
8,303	The Kroger Co.	246,433
7,420	Walgreens Boots Alliance, Inc.	598,200
13,265	Wal-Mart Stores, Inc.	956,672
2,901	Whole Foods Market, Inc.	82,243

		3,508,306

Food, Beverage & Tobacco – 5.6%
16,997	Altria Group, Inc.	1,074,720
5,189	Archer-Daniels-Midland Co.	218,820
1,730	Brown-Forman Corp. Class B	82,071
1,622	Campbell Soup Co.	88,723
3,575	ConAgra Foods, Inc.	168,418
1,541	Constellation Brands, Inc. Class A	256,561
1,624	Dr. Pepper Snapple Group, Inc.	148,288
5,193	General Mills, Inc.	331,729
2,352	Hormel Foods Corp.	89,211
2,186	Kellogg Co.	169,349
979	McCormick & Co., Inc.	97,822
1,622	Mead Johnson Nutrition Co.	128,154
1,484	Molson Coors Brewing Co. Class B	162,943
13,554	Mondelez International, Inc. Class A	595,021
1,221	Monster Beverage Corp.*	179,255
12,553	PepsiCo, Inc.	1,365,390
13,498	Philip Morris International, Inc.	1,312,276
7,158	Reynolds American, Inc.	337,500
33,844	The Coca-Cola Co.	1,432,278
1,232	The Hershey Co.	117,779
1,035	The J.M. Smucker Co.	140,284
5,161	The Kraft Heinz Co.	461,961
2,616	Tyson Foods, Inc. Class A	195,337

		9,153,890

Health Care Equipment & Services – 5.4%
12,866	Abbott Laboratories	544,103
3,058	Aetna, Inc.	353,046
1,603	AmerisourceBergen Corp.	129,490
2,290	Anthem, Inc.	286,960
4,279	Baxter International, Inc.	203,680
1,849	Becton Dickinson and Co.	332,321
11,961	Boston Scientific Corp.*	284,672
643	C. R. Bard, Inc.	144,212
2,744	Cardinal Health, Inc.	213,209
1,473	Centene Corp.*	98,632
2,604	Cerner Corp.*	160,797
2,234	Cigna Corp.	291,135
5,186	Danaher Corp.	406,531
1,426	DaVita, Inc.*	94,216
2,021	Denstply Sirona, Inc.	120,108

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Services – (continued)
1,862	Edwards Lifesciences Corp.*	$ 224,483
5,549	Express Scripts Holding Co.*	391,371
2,661	HCA Holdings, Inc.*	201,252
732	Henry Schein, Inc.*	119,301
2,080	Hologic, Inc.*	80,766
1,296	Humana, Inc.	229,250
335	Intuitive Surgical, Inc.*	242,818
885	Laboratory Corp. of America Holdings*	121,670
1,963	McKesson Corp.	327,330
12,013	Medtronic PLC	1,037,923
779	Patterson Companies, Inc.	35,787
1,213	Quest Diagnostics, Inc.	102,656
2,445	St. Jude Medical, Inc.	195,013
2,714	Stryker Corp.	315,937
426	The Cooper Companies, Inc.	76,365
8,260	UnitedHealth Group, Inc.	1,156,400
779	Universal Health Services, Inc. Class B	95,988
840	Varian Medical Systems, Inc.*	83,605
1,749	Zimmer Biomet Holdings, Inc.	227,405

		8,928,432

Household & Personal Products – 2.1%
2,302	Church & Dwight Co., Inc.	110,312
7,821	Colgate-Palmolive Co.	579,849
3,163	Kimberly-Clark Corp.	398,981
1,141	The Clorox Co.	142,830
1,973	The Estee Lauder Companies, Inc. Class A	174,729
23,175	The Procter & Gamble Co.	2,079,956

		3,486,657

Insurance – 2.7%
3,632	Aflac, Inc.	261,032
8,892	American International Group, Inc.	527,651
2,336	Aon PLC	262,777
1,588	Arthur J. Gallagher & Co.	80,782
552	Assurant, Inc.	50,922
4,065	Chubb Ltd.	510,767
1,311	Cincinnati Financial Corp.	98,876
2,149	Lincoln National Corp.	100,960
2,394	Loews Corp.	98,513
4,546	Marsh & McLennan Companies, Inc.	305,718
9,513	MetLife, Inc.	422,663
2,298	Principal Financial Group, Inc.	118,370
3,872	Prudential Financial, Inc.	316,149
3,256	The Allstate Corp.	225,250
3,427	The Hartford Financial Services Group, Inc.	146,744
5,087	The Progressive Corp.	160,240
2,568	The Travelers Companies, Inc.	294,164
990	Torchmark Corp.	63,251
2,076	Unum Group	73,304
1,186	Willis Towers Watson PLC	157,465
2,460	XL Group Ltd.	82,730

		4,358,328

Materials – 2.9%
1,893	Air Products & Chemicals, Inc.	284,594
1,002	Albemarle Corp.	85,661
11,357	Alcoa, Inc.	115,160

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
753	Avery Dennison Corp.	$ 58,576
1,527	Ball Corp.	125,138
2,053	CF Industries Holdings, Inc.	49,990
7,626	E.I. du Pont de Nemours & Co.	510,713
1,292	Eastman Chemical Co.	87,442
2,298	Ecolab, Inc.	279,713
1,149	FMC Corp.	55,543
10,104	Freeport-McMoRan, Inc.	109,729
707	International Flavors & Fragrances, Inc.	101,080
3,647	International Paper Co.	174,983
2,991	LyondellBasell Industries NV Class A	241,254
570	Martin Marietta Materials, Inc.	102,093
3,818	Monsanto Co.	390,200
4,620	Newmont Mining Corp.	181,520
2,758	Nucor Corp.	136,383
1,570	Owens-Illinois, Inc.*	28,872
2,333	PPG Industries, Inc.	241,139
2,511	Praxair, Inc.	303,404
1,755	Sealed Air Corp.	80,414
9,730	The Dow Chemical Co.	504,306
3,030	The Mosaic Co.	74,114
688	The Sherwin-Williams Co.	190,342
1,176	Vulcan Materials Co.	133,746
2,179	WestRock Co.	105,638

		4,751,747

Media – 2.9%
3,668	CBS Corp. Class B	200,786
1,877	Charter Communications, Inc. Class A*	506,734
21,013	Comcast Corp. Class A	1,394,002
1,393	Discovery Communications, Inc. Class A*	37,499
1,900	Discovery Communications, Inc. Class C*	49,989
3,213	News Corp. Class A	44,918
1,017	News Corp. Class B	14,462
2,087	Omnicom Group, Inc.	177,395
820	Scripps Networks Interactive, Inc. Class A	52,062
2,048	TEGNA, Inc.	44,769
3,557	The Interpublic Group of Companies, Inc.	79,499
12,857	The Walt Disney Co.	1,193,901
6,746	Time Warner, Inc.	537,049
9,440	Twenty-First Century Fox, Inc. Class A	228,637
3,835	Twenty-First Century Fox, Inc. Class B	94,878
3,091	Viacom, Inc. Class B	117,767

		4,774,347

Pharmaceuticals, Biotechnology & Life Sciences – 9.1%
14,043	AbbVie, Inc.	885,692
2,884	Agilent Technologies, Inc.	135,808
1,932	Alexion Pharmaceuticals, Inc.*	236,747
3,434	Allergan PLC*	790,885
6,534	Amgen, Inc.	1,089,937
1,899	Biogen, Inc.*	594,444
14,592	Bristol-Myers Squibb Co.	786,801

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
6,721	Celgene Corp.*	$ 702,546
8,428	Eli Lilly & Co.	676,431
1,928	Endo International PLC*	38,849
11,567	Gilead Sciences, Inc.	915,181
1,284	Illumina, Inc.*	233,251
23,818	Johnson & Johnson	2,813,620
972	Mallinckrodt PLC*	67,826
24,061	Merck & Co., Inc.	1,501,647
234	Mettler-Toledo International, Inc.*	98,240
3,693	Mylan NV*	140,777
950	PerkinElmer, Inc.	53,305
1,253	Perrigo Co. PLC	115,689
52,734	Pfizer, Inc.	1,786,101
652	Regeneron Pharmaceuticals, Inc.*	262,117
3,410	Thermo Fisher Scientific, Inc.	542,395
2,159	Vertex Pharmaceuticals, Inc.*	188,286
724	Waters Corp.*	114,747
4,328	Zoetis, Inc.	225,099

		14,996,421

Real Estate – 3.0%
3,675	American Tower Corp. (REIT)	416,488
1,402	Apartment Investment & Management Co. Class A (REIT)	64,366
1,198	AvalonBay Communities, Inc. (REIT)	213,052
1,334	Boston Properties, Inc. (REIT)	181,811
2,492	CBRE Group, Inc. Class A*	69,726
2,933	Crown Castle International Corp. (REIT)	276,318
1,314	Digital Realty Trust, Inc. (REIT)	127,616
598	Equinix, Inc. (REIT)	215,429
3,209	Equity Residential (REIT)	206,435
564	Essex Property Trust, Inc. (REIT)	125,603
1,082	Extra Space Storage, Inc. (REIT)	85,922
607	Federal Realty Investment Trust (REIT)	93,435
5,062	General Growth Properties, Inc. (REIT)	139,711
4,116	HCP, Inc. (REIT)	156,202
6,529	Host Hotels & Resorts, Inc. (REIT)	101,657
2,140	Iron Mountain, Inc. (REIT)	80,314
3,688	Kimco Realty Corp. (REIT)	106,768
4,570	Prologis, Inc. (REIT)	244,678
1,292	Public Storage (REIT)	288,297
2,269	Realty Income Corp. (REIT)	151,864
2,710	Simon Property Group, Inc. (REIT)	560,997
888	SL Green Realty Corp. (REIT)	95,993
1,132	The Macerich Co. (REIT)	91,545
2,406	UDR, Inc. (REIT)	86,592
2,988	Ventas, Inc. (REIT)	211,042
1,541	Vornado Realty Trust (REIT)	155,965
3,076	Welltower, Inc. (REIT)	229,992
6,426	Weyerhaeuser Co. (REIT)	205,246

		4,983,064

Retailing – 5.6%
645	Advance Auto Parts, Inc.	96,182
3,425	Amazon.com, Inc.*	2,867,787
589	AutoNation, Inc.*	28,690
263	AutoZone, Inc.*	202,073
1,318	Bed Bath & Beyond, Inc.	56,819

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
2,511	Best Buy Co., Inc.	$ 95,870
1,672	CarMax, Inc.*	89,201
2,266	Dollar General Corp.	158,597
2,081	Dollar Tree, Inc.*	164,253
1,014	Expedia, Inc.	118,354
1,154	Foot Locker, Inc.	78,149
1,334	Genuine Parts Co.	134,000
1,563	Kohl’s Corp.	68,381
2,060	L Brands, Inc.	145,786
2,751	LKQ Corp.*	97,551
7,683	Lowe’s Companies, Inc.	554,790
2,645	Macy’s, Inc.	97,997
3,705	Netflix, Inc.*	365,128
1,072	Nordstrom, Inc.	55,615
850	O’Reilly Automotive, Inc.*	238,094
3,516	Ross Stores, Inc.	226,079
664	Signet Jewelers Ltd.	49,488
5,583	Staples, Inc.	47,735
5,097	Target Corp.	350,062
2,030	The Gap, Inc.	45,147
10,813	The Home Depot, Inc.	1,391,417
431	The Priceline Group, Inc.*	634,212
5,800	The TJX Companies, Inc.	433,724
928	Tiffany & Co.	67,401
1,191	Tractor Supply Co.	80,214
984	TripAdvisor, Inc.*	62,169
501	Ulta Salon, Cosmetics & Fragrance, Inc.*	119,228
679	Urban Outfitters, Inc.*	23,439

		9,243,632

Semiconductors & Semiconductor Equipment – 3.3%
2,702	Analog Devices, Inc.	174,144
9,482	Applied Materials, Inc.	285,882
3,458	Broadcom Ltd.	596,574
668	First Solar, Inc.*	26,379
41,045	Intel Corp.	1,549,449
1,340	KLA-Tencor Corp.	93,411
1,418	Lam Research Corp.	134,299
2,061	Linear Technology Corp.	122,197
1,811	Microchip Technology, Inc.	112,536
8,980	Micron Technology, Inc.*	159,664
4,467	NVIDIA Corp.	306,079
1,119	Qorvo, Inc.*	62,373
12,751	QUALCOMM, Inc.	873,444
1,702	Skyworks Solutions, Inc.	129,590
8,771	Texas Instruments, Inc.	615,549
2,200	Xilinx, Inc.	119,548

		5,361,118

Software & Services – 12.6%
5,410	Accenture PLC Class A	660,940
5,963	Activision Blizzard, Inc.	264,161
4,331	Adobe Systems, Inc.*	470,087
1,569	Akamai Technologies, Inc.*	83,141
502	Alliance Data Systems Corp.*	107,694
2,578	Alphabet, Inc. Class A*	2,072,867
2,571	Alphabet, Inc. Class C*	1,998,413
1,667	Autodesk, Inc.*	120,574
3,939	Automatic Data Processing, Inc.	347,420
2,659	CA, Inc.	87,960
1,342	Citrix Systems, Inc.*	114,365

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
5,301	Cognizant Technology Solutions Corp. Class A*	$ 252,911
1,321	CSRA, Inc.	35,535
9,129	eBay, Inc.*	300,344
2,664	Electronic Arts, Inc.*	227,506
20,222	Facebook, Inc. Class A*	2,593,876
2,866	Fidelity National Information Services, Inc.	220,768
1,959	Fiserv, Inc.*	194,862
1,352	Global Payments, Inc.	103,779
7,563	International Business Machines Corp.	1,201,383
2,113	Intuit, Inc.	232,451
8,427	MasterCard, Inc. Class A	857,616
67,857	Microsoft Corp.	3,908,563
26,310	Oracle Corp.	1,033,457
2,773	Paychex, Inc.	160,473
9,541	PayPal Holdings, Inc.*	390,895
1,621	Red Hat, Inc.*	131,025
5,512	salesforce.com, Inc.*	393,171
5,432	Symantec Corp.	136,343
1,169	Teradata Corp.*	36,239
4,226	The Western Union Co.	87,985
1,482	Total System Services, Inc.	69,876
852	VeriSign, Inc.*	66,660
16,408	Visa, Inc. Class A	1,356,942
8,130	Xerox Corp.	82,357
7,552	Yahoo!, Inc.*	325,491

		20,728,130

Technology Hardware & Equipment – 5.2%
2,678	Amphenol Corp. Class A	173,856
46,930	Apple, Inc.	5,305,436
43,714	Cisco Systems, Inc.	1,386,608
9,257	Corning, Inc.	218,928
573	F5 Networks, Inc.*	71,419
1,120	FLIR Systems, Inc.	35,190
1,069	Harris Corp.	97,931
14,478	Hewlett Packard Enterprise Co.	329,375
15,110	HP, Inc.	234,658
3,102	Juniper Networks, Inc.	74,634
1,362	Motorola Solutions, Inc.	103,893
2,493	NetApp, Inc.	89,299
2,672	Seagate Technology PLC	103,006
3,165	TE Connectivity Ltd.	203,763
2,508	Western Digital Corp.	146,643

		8,574,639

Telecommunication Services – 2.6%
53,602	AT&T, Inc.	2,176,777
4,711	CenturyLink, Inc.	129,223
10,443	Frontier Communications Corp.	43,443
2,557	Level 3 Communications, Inc.*	118,594
35,444	Verizon Communications, Inc.	1,842,379

		4,310,416

Transportation – 2.1%
1,121	Alaska Air Group, Inc.	73,829
4,582	American Airlines Group, Inc.	167,747
1,254	C.H. Robinson Worldwide, Inc.	88,357
8,416	CSX Corp.	256,688
6,655	Delta Air Lines, Inc.	261,941

Shares	Description	Value
Common Stocks – (continued)
Transportation – (continued)
1,648	Expeditors International of Washington, Inc.	$ 84,905
2,114	FedEx Corp.	369,274
810	J.B. Hunt Transport Services, Inc.	65,723
960	Kansas City Southern	89,587
2,549	Norfolk Southern Corp.	247,406
433	Ryder System, Inc.	28,556
5,338	Southwest Airlines Co.	207,595
7,232	Union Pacific Corp.	705,337
2,565	United Continental Holdings, Inc.*	134,586
5,989	United Parcel Service, Inc. Class B	654,957

		3,436,488

Utilities – 3.3%
5,945	AES Corp.	76,393
2,026	Alliant Energy Corp.	77,616
2,123	Ameren Corp.	104,409
4,241	American Electric Power Co., Inc.	272,315
1,568	American Water Works Co., Inc.	117,349
3,794	CenterPoint Energy, Inc.	88,135
2,425	CMS Energy Corp.	101,874
2,647	Consolidated Edison, Inc.	199,319
5,311	Dominion Resources, Inc.	394,448
1,553	DTE Energy Co.	145,469
6,013	Duke Energy Corp.	481,281
2,846	Edison International	205,623
1,549	Entergy Corp.	118,855
2,798	Eversource Energy	151,596
8,025	Exelon Corp.	267,152
3,625	FirstEnergy Corp.	119,915
4,028	NextEra Energy, Inc.	492,705
2,848	NiSource, Inc.	68,665
2,677	NRG Energy, Inc.	30,009
4,336	PG&E Corp.	265,233
1,006	Pinnacle West Capital Corp.	76,446
5,823	PPL Corp.	201,301
4,416	Public Service Enterprise Group, Inc.	184,898
1,246	SCANA Corp.	90,173
2,060	Sempra Energy	220,811
8,556	The Southern Co.	438,923
2,751	WEC Energy Group, Inc.	164,730
4,411	Xcel Energy, Inc.	181,469

		5,337,112

TOTAL COMMON STOCKS (Cost $75,115,823)		$163,375,179

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Government Obligation – 0.1%(b)(c)
United States Treasury Bill
$100,000	0.000%	03/02/17	$ 99,840
(Cost $99,822)

TOTAL INVESTMENTS – 99.5% (Cost $75,215,645)			$163,475,019

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			899,559

NET ASSETS – 100.0%			$164,374,578

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	10	December 2016	$1,080,200	$4,202

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$85,784,535

Gross unrealized gain	90,714,170
Gross unrealized loss	(13,023,686)

Net unrealized security gain	$77,690,484

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures(a) – 13.8%
FHLB Discount Notes
$18,998,000	0.000%	12/23/16	$ 18,986,886
FHLMC Discount Notes
28,544,000	0.000	04/06/17	28,483,858

TOTAL AGENCY DEBENTURES (Cost $47,466,198)			$ 47,470,744

U.S. Treasury Obligation – 22.7%
United States Treasury Note
$71,522,000	2.750%	11/15/23	$ 77,938,954
(Cost $76,389,916)

Shares	Description		Value
Exchange Traded Funds – 36.9%
335,524	iShares Core S&P 500 Fund		$ 72,996,601
612,149	iShares MSCI Emerging Markets Fund		22,924,980
153,562	Vanguard S&P 500 Fund		30,511,234

TOTAL EXCHANGE TRADED FUNDS (Cost $119,542,707)			$126,432,815

Shares	Distribution Rate		Value
Investment Company(b)(c) – 32.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
110,929,386	0.312%		$110,929,386
(Cost $110,929,386)

TOTAL INVESTMENTS – 105.8% (Cost $354,328,207)			$362,771,899

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.8)%			(19,891,357)

NET ASSETS – 100.0%			$342,880,542

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Represents an affiliated issuer.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

Investment Abbreviations:
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

EURO STOXX 50 Index	512	December 2016	$17,220,146	$(206,032)
Euro-Bund	344	December 2016	64,031,848	426,075
FTSE 100 Index	320	December 2016	28,442,715	716,300
Russell 2000 Mini Index	92	December 2016	11,484,360	(28,713)
TSE TOPIX Index	132	December 2016	17,221,636	(199,803)
10 Year Japanese Government Bonds	19	December 2016	28,543,563	137,073

TOTAL				$844,900

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$356,689,407

Gross unrealized gain	8,443,692
Gross unrealized loss	(2,361,200)

Net unrealized security gain	$6,082,492

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 39.1%
Federal Farm Credit Bank
$3,000,000	0.510	%(a)	12/02/16	$ 2,999,981
1,500,000	0.587	(a)	12/29/16	1,499,964
100,000	0.718	(a)	12/30/16	100,015
2,500,000	0.617	(a)	01/20/17	2,500,000
500,000	0.599	(a)	04/07/17	499,990
1,200,000	0.625	(a)	04/25/17	1,200,000
10,000,000	0.606	(a)	05/23/17	10,000,000
300,000	0.822	(a)	06/13/17	300,255
350,000	0.710	(a)	06/15/17	350,000
2,000,000	0.549	(a)	06/30/17	1,999,940
1,000,000	0.757	(a)	08/01/17	999,591
300,000	0.564	(a)	09/15/17	299,986
Federal Home Loan Bank
1,350,000	0.454		10/03/16	1,349,967
2,500,000	0.587	(a)	10/12/16	2,499,988
2,750,000	0.463		10/21/16	2,749,306
2,000,000	0.474		10/26/16	1,999,354
2,500,000	0.677	(a)	11/01/16	2,500,000
5,000,000	0.587	(a)	11/03/16	5,000,000
2,500,000	0.679	(a)	11/03/16	2,500,000
3,000,000	0.464		11/04/16	2,998,711
1,000,000	0.459		11/07/16	999,537
5,500,000	0.708	(a)	11/08/16	5,500,000
600,000	0.515		12/07/16	599,436
1,600,000	0.521		12/07/16	1,598,481
3,250,000	0.510		12/09/16	3,246,885
1,500,000	0.524	(a)	12/15/16	1,500,000
1,750,000	0.703	(a)	12/23/16	1,750,000
3,000,000	0.473	(a)	01/13/17	2,999,974
2,500,000	0.589	(a)	01/17/17	2,499,312
3,500,000	0.565	(a)	01/25/17	3,500,000
5,000,000	0.618	(a)	02/06/17	5,000,000
500,000	0.728	(a)	02/07/17	499,979
5,000,000	0.744	(a)	02/17/17	5,000,000
2,700,000	0.428		02/21/17	2,695,495
300,000	0.490		02/24/17	299,416
3,000,000	0.491		02/24/17	2,994,148
10,000,000	0.711	(a)	03/03/17	10,000,000
2,000,000	0.766	(a)	03/03/17	2,000,000
1,500,000	0.792	(a)	03/13/17	1,500,000
1,500,000	0.794	(a)	03/16/17	1,500,000
3,400,000	0.786	(a)	03/21/17	3,400,000
3,500,000	0.744	(a)	03/29/17	3,500,000
3,150,000	0.539	(a)	04/05/17	3,150,000
2,450,000	0.569	(a)	04/13/17	2,450,000
1,500,000	0.579	(a)	04/18/17	1,500,000
7,500,000	0.527	(a)	04/21/17	7,500,000
3,800,000	0.535	(a)	04/25/17	3,800,000
7,000,000	0.724	(a)	06/09/17	7,000,000
1,500,000	0.715	(a)	06/15/17	1,500,000
3,000,000	0.498	(a)	06/27/17	3,000,000
2,500,000	0.799	(a)	08/28/17	2,499,771
3,500,000	0.602	(a)	09/01/17	3,500,000
2,000,000	0.596	(a)	09/06/17	2,000,000
2,500,000	0.569	(a)	10/02/17	2,500,000
3,000,000	0.579	(a)	10/02/17	3,000,000
1,500,000	0.613	(a)	11/08/17	1,500,000
1,500,000	0.647	(a)	12/19/17	1,500,000
3,000,000	0.510	(a)	12/26/17	3,000,000
1,400,000	0.651	(a)	12/27/17	1,400,000
2,000,000	0.673	(a)	02/05/18	2,000,000

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$2,000,000	0.667	%(a)	02/15/18	$ 2,000,000
3,000,000	0.661	(a)	02/22/18	3,000,000
1,430,000	0.680	(a)	03/15/18	1,430,000
1,430,000	0.684	(a)	03/16/18	1,429,896
4,000,000	0.633	(a)	03/23/18	4,000,000
Federal Home Loan Mortgage Corporation
10,000,000	0.875		10/14/16	10,001,635
10,000,000	0.537	(a)	04/20/17	9,999,157
6,099,000	0.709	(a)	04/26/17	6,098,654
1,434,000	1.250		05/12/17	1,439,003
139,000	1.000		06/29/17	139,424
3,500,000	0.777	(a)	12/20/17	3,500,000
3,000,000	0.631	(a)	01/08/18	3,000,000
1,000,000	0.637	(a)	01/12/18	1,000,000
Federal National Mortgage Association
900,000	1.375		11/15/16	901,027
200,000	0.750		04/20/17	200,107
1,994,000	5.000		05/11/17	2,045,269
100,000	0.609		06/01/17	99,597
735,000	5.375		06/12/17	759,053
1,225,000	0.552	(a)	07/20/17	1,224,408

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$211,996,712

U.S. Treasury Obligations – 5.1%
United States Treasury Bills
$500,000	0.449%		02/09/17	$ 499,199
200,000	0.371		03/09/17	199,678
300,000	0.376		03/09/17	299,510
200,000	0.381		03/09/17	199,669
100,000	0.442		03/09/17	99,808
1,000,000	0.540		03/16/17	997,556
1,500,000	0.550		03/16/17	1,496,265
United States Treasury Notes
100,000	0.875		02/28/17	100,164
800,000	3.000		02/28/17	808,274
300,000	3.250		03/31/17	303,966
2,790,000	4.500		05/15/17	2,857,264
200,000	0.625		05/31/17	200,007
2,900,000	2.750		05/31/17	2,941,532
7,400,000	0.875		06/15/17	7,412,669
1,430,000	0.625		06/30/17	1,430,370
2,000,000	0.750		06/30/17	2,001,683
1,600,000	2.500		06/30/17	1,622,274
750,000	0.875		08/15/17	751,416
2,760,000	4.750		08/15/17	2,858,423
800,000	0.625		08/31/17	799,746

TOTAL U.S. TREASURY OBLIGATIONS				$ 27,879,473

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$239,876,185

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements(b) – 36.3%
Joint Repurchase Agreement Account III
$197,200,000	0.501%	10/03/16	$197,200,000
Maturity Value: $1,972,008,229

TOTAL INVESTMENTS – 80.5%			$437,076,185

OTHER ASSETS IN EXCESS OF LIABILITIES – 19.5%			105,781,786

NET ASSETS – 100.0%			$542,857,971

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Variable or floating rate security. Interest rate disclosed is that which is in effect at September 30, 2016.

(b) Unless noted, all repurchase agreements were entered into on September 30, 2016. Additional information on Joint Repurchase Agreement Account III appears in the notes to the Schedule of Investments.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 98.9%
Banks – 2.4%
42,702	Eagle Bancorp, Inc.*	$ 2,106,490
24,283	First Republic Bank	1,872,462

		3,978,952

Capital Goods – 12.7%
31,811	AMETEK, Inc.	1,519,930
34,546	Fortive Corp.	1,758,391
37,476	Fortune Brands Home & Security, Inc.	2,177,356
14,001	Hubbell, Inc.	1,508,468
21,668	Roper Technologies, Inc.	3,953,760
66,457	Sensata Technologies Holding NV*	2,577,202
32,044	The Middleby Corp.*	3,961,279
75,052	Xylem, Inc.	3,936,477

		21,392,863

Consumer Durables & Apparel – 4.5%
80,819	Kate Spade & Co.*	1,384,429
73,468	Newell Brands, Inc.	3,868,825
9,259	PVH Corp.	1,023,120
35,241	Under Armour, Inc. Class A*	1,363,122

		7,639,496

Consumer Services – 4.1%
7,238	Chipotle Mexican Grill, Inc.*	3,065,293
20,001	Panera Bread Co. Class A*	3,894,595

		6,959,888

Diversified Financials – 3.8%
20,122	Affiliated Managers Group, Inc.*	2,911,653
12,654	Intercontinental Exchange, Inc.	3,408,482

		6,320,135

Energy – 0.7%
4,610	Concho Resources, Inc.*	633,183
10,959	Dril-Quip, Inc.*	610,855

		1,244,038

Food & Staples Retailing – 1.2%
69,621	Whole Foods Market, Inc.	1,973,755

Food, Beverage & Tobacco – 9.3%
97,100	Blue Buffalo Pet Products, Inc.*	2,307,096
49,512	Brown-Forman Corp. Class B	2,348,849
36,457	McCormick & Co., Inc.	3,642,784
16,388	Mead Johnson Nutrition Co.	1,294,816
15,854	Molson Coors Brewing Co. Class B	1,740,769
9,872	Monster Beverage Corp.*	1,449,308
33,385	TreeHouse Foods, Inc.*	2,910,838

		15,694,460

Health Care Equipment & Services – 8.6%
15,661	C. R. Bard, Inc.	3,512,449
15,254	Cardinal Health, Inc.	1,185,236
35,265	Cerner Corp.*	2,177,614
22,067	Edwards Lifesciences Corp.*	2,660,397
15,618	Henry Schein, Inc.*	2,545,422
7,378	Nevro Corp.*	770,189
9,783	Teleflex, Inc.	1,644,033

		14,495,340

Shares	Description	Value
Common Stocks – (continued)
Materials – 7.0%
25,207	Ashland Global Holdings, Inc.	$ 2,922,752
27,916	Avery Dennison Corp.	2,171,586
34,149	Axalta Coating Systems Ltd.*	965,392
46,822	RPM International, Inc.	2,515,278
9,067	The Sherwin-Williams Co.	2,508,476
26,751	Valvoline, Inc.*	628,381

		11,711,865

Pharmaceuticals, Biotechnology & Life Sciences – 7.9%
53,974	Agilent Technologies, Inc.	2,541,636
8,206	Alexion Pharmaceuticals, Inc.*	1,005,563
29,391	Alkermes PLC*	1,382,259
38,608	Exelixis, Inc.*	493,796
3,565	Incyte Corp.*	336,144
7,691	Mettler-Toledo International, Inc.*	3,228,912
11,367	Vertex Pharmaceuticals, Inc.*	991,316
64,478	Zoetis, Inc.	3,353,501

		13,333,127

Real Estate Investment Trust – 2.0%
9,450	Equinix, Inc.	3,404,363

Retailing – 10.2%
15,936	Advance Auto Parts, Inc.	2,376,376
25,953	Expedia, Inc.	3,029,234
26,598	Five Below, Inc.*	1,071,634
6,021	O’Reilly Automotive, Inc.*	1,686,542
66,050	Ross Stores, Inc.	4,247,015
12,377	Tractor Supply Co.	833,591
16,138	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,840,521

		17,084,913

Semiconductors & Semiconductor Equipment – 0.7%
21,395	Qorvo, Inc.*	1,192,557

Software & Services – 16.3%
66,320	Black Knight Financial Services, Inc. Class A*	2,712,488
40,548	Electronic Arts, Inc.*	3,462,799
56,830	Fidelity National Information Services, Inc.	4,377,615
19,477	FleetCor Technologies, Inc.*	3,383,739
26,889	Global Payments, Inc.	2,064,000
34,452	Intuit, Inc.	3,790,065
28,765	Match Group, Inc.*	511,729
22,594	Mobileye NV*	961,827
28,484	Red Hat, Inc.*	2,302,362
17,495	ServiceNow, Inc.*	1,384,729
20,464	Splunk, Inc.*	1,200,827
25,975	Total System Services, Inc.	1,224,721

		27,376,901

Technology Hardware & Equipment – 2.9%
75,943	Amphenol Corp. Class A	4,930,220

Telecommunication Services – 3.9%
49,592	Level 3 Communications, Inc.*	2,300,077
38,410	SBA Communications Corp. Class A*	4,308,066

		6,608,143

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Transportation – 0.7%
12,629	Kansas City Southern	$ 1,178,538

TOTAL COMMON STOCKS (Cost $130,361,578)		$166,519,554

Shares	Distribution Rate	Value
Investment Company(a)(b) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
96	0.312%	$ 96
(Cost $96)

TOTAL INVESTMENTS – 98.9% (Cost $130,361,674)		$166,519,650

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		1,868,896

NET ASSETS – 100.0%		$168,388,546

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$131,065,403

Gross unrealized gain	38,092,228
Gross unrealized loss	(2,637,981)

Net unrealized security gain	$35,454,247

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 45.3%
Collateralized Mortgage Obligations – 37.0%
Agency Multi-Family(a) – 6.4%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1
$596,297	0.905%	07/25/20	$ 596,120
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A
201,298	0.865	01/25/21	200,997
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A
1,448,584	0.905	08/25/23	1,447,299
FNMA
177,330	2.800	03/01/18	179,419
460,181	3.740	05/01/18	470,744
110,000	3.840	05/01/18	112,647
400,000	4.506	06/01/19	414,437
80,463	3.416	10/01/20	85,486
83,871	3.619	12/01/20	90,048
344,479	3.762	12/01/20	371,222
178,540	4.380	06/01/21	197,805
FNMA ACES Series 2013-M11, Class FA
195,370	0.855	01/25/18	194,997
GNMA
58,371	3.950	07/15/25	62,993

			4,424,214

Regular Floater(a) – 30.6%
FHLMC REMIC Series 3049, Class FP
285,296	0.874	10/15/35	283,755
FHLMC REMIC Series 3208, Class FB(c)
177,081	0.924	08/15/36	177,081
FHLMC REMIC Series 3208, Class FD(c)
263,850	0.924	08/15/36	263,850
FHLMC REMIC Series 3208, Class FG(c)
1,062,484	0.924	08/15/36	1,062,484
FHLMC REMIC Series 3307, Class FT
1,624,055	0.764	07/15/34	1,622,176
FHLMC REMIC Series 3311, Class KF
2,739,011	0.864	05/15/37	2,732,661
FHLMC REMIC Series 3371, Class FA(c)
669,086	1.124	09/15/37	673,696
FHLMC REMIC Series 4174, Class FB
1,334,711	0.824	05/15/39	1,329,367
FHLMC REMIC Series 4320, Class FD
618,603	0.924	07/15/39	617,549
FHLMC REMIC Series 4477, Class FG
1,454,072	0..823	10/15/40	1,437,700
FNMA REMIC Series 2006-82, Class F
466,252	1.095	09/25/36	468,387
FNMA REMIC Series 2006-96, Class FA
897,195	0.825	10/25/36	896,282
FNMA REMIC Series 2007-114, Class A7
400,000	0.725	10/27/37	388,154
FNMA REMIC Series 2007-33, Class HF
160,001	0.875	04/25/37	159,406
FNMA REMIC Series 2007-36, Class F
251,035	0.755	04/25/37	249,506
FNMA REMIC Series 2007-85, Class FC
675,307	1.065	09/25/37	679,609

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
FNMA REMIC Series 2008-8, Class FB
$883,281	1.345%	02/25/38	$ 891,358
FNMA REMIC Series 2011-63, Class FG
674,749	0.975	07/25/41	675,888
FNMA REMIC Series 2012-35, Class QF
1,712,524	0.925	04/25/42	1,713,330
FNMA REMIC Series 2016-1, Class FT
1,695,548	0.875	02/25/46	1,682,463
GNMA Series 2005-48, Class AF
844,239	0.732	06/20/35	837,186
Leek Finance Number Eighteen PLC Series 18X, Class A2B(c)
113,556	1.121	09/21/38	122,416
National Credit Union Administration Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
2,061,294	0.975	01/08/20	2,064,434

			21,028,738

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$25,452,952

Commercial Mortgage-Backed Security – 0.0%
Regular Floater(a) (c) – 0.0%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
$2,967	5.889%	07/10/44	$ 2,964

Federal Agencies (a)– 8.3%
Adjustable Rate FHLMC – 4.5%
278,159	2.905	05/01/35	292,019
132,638	2.815	09/01/35	140,303
271,475	2.985	12/01/36	285,729
888,460	3.305	04/01/37	946,713
724,033	2.753	01/01/38	764,098
619,394	2.767	01/01/38	653,663

			3,082,525

Adjustable Rate FNMA – 3.2%
82,137	2.607	05/01/33	84,994
222,407	2.833	05/01/35	235,074
522,670	2.667	06/01/35	550,386
773,931	2.583	11/01/35	808,384
107,584	2.617	12/01/35	113,125
407,383	2.903	03/01/37	430,934

			2,222,897

Adjustable Rate GNMA – 0.6%
361,905	2.125	04/20/33	373,268

TOTAL FEDERAL AGENCIES			$ 5,678,690

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $31,161,031)			$31,134,606

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debenture(a) – 1.1%
FHLB
$750,000	0.834%	09/29/17	$ 751,853
(Cost $750,892)

Asset-Backed Securities – 39.4%
Automobile(a)(b)(c) – 0.8%
Chesapeake Funding II LLC Series 2016-2A, Class A2
$550,000	1.524%	06/15/28	$ 552,791

Collateralized Loan Obligations(a) – 11.8%
Acis CLO Ltd. Series 2013-2A, Class A(b)(c)
429,593	1.173	10/14/22	426,375
Apidos CLO X Series 2012-10A, Class A(b)(c)
650,000	2.176	10/30/22	649,540
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)
229,100	1.001	04/29/19	228,764
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)(c)
297,921	1.027	02/01/22	296,468
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)(c)
117,040	1.027	02/01/22	116,470
Callidus Debt Partners CLO Fund VI Ltd. Series 6A, Class A1T(b)(c)
238,016	0.974	10/23/21	235,474
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(b)(c)
350,000	2.209%	04/18/26	348,042
Jamestown CLO III Ltd. Series 2013-3A, Class A1A(b)(c)
1,400,000	2.130	01/15/26	1,398,844
Jamestown CLO VII Ltd. Series 2015-7A, Class A1(b)(c)
1,300,000	2.265	07/25/27	1,300,305
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(b)(c)
300,000	1.609	04/17/25	296,817
OFSI Fund VI Ltd. Series 2014-6A, Class A1(b)(c)
350,000	1.710	03/20/25	345,825
OZLM Funding III Ltd. Series 2013-3A, Class A1(b)(c)
500,000	2.032	01/22/25	500,008
Parallel Ltd. Series 2015-1A, Class A(b)(c)
300,000	2.146	07/20/27	299,087
Sound Point CLO XI Ltd. Series 2016-1A, Class A(b)(c)
700,000	2.175	07/20/28	701,752
Westchester CLO Ltd. Series 2007-1X, Class A1A(c)
571,321	0.982	08/01/22	569,525
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1(b)(c)
400,000	2.009	07/16/27	395,909

			8,109,205

Credit Card(a) – 3.8%
Bank of America Credit Card Trust Series 2014-A1, Class A
1,000,000	0.904	06/15/21	1,003,229
Capital One Multi-Asset Execution Trust Series 2016-A1, Class A1(c)
300,000	0.974	02/15/22	301,824
CARDS II Trust Series 2016-1A, Class A(b)(c)
300,000	1.224	07/15/21	299,893
Evergreen Credit Card Trust Series 2016-1, Class A(b)(c)
500,000	1.244	04/15/20	501,712
Trillium Credit Card Trust II Series 2016-1A, Class A(b)(c)
500,000	1.245	05/26/21	500,314

			2,606,972

Student Loans(a) – 23.0%
Academic Loan Funding Trust Series 2013-1A, Class A(b)(c)
588,863	1.325	12/26/44	579,416

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loans(a) – (continued)
Access Group, Inc. Series 2006-1, Class A2
$80,658	0.935%	08/25/23	$ 80,368
Access Group, Inc. Series 2015-1, Class A(b)(c)
118,837	1.225	07/25/56	116,219
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
549,664	1.325	02/25/41	528,400
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3(c)
21,749	0.967	09/26/22	21,715
ECMC Group Student Loan Trust Series 2016-1A, Class A(b)(c)
350,000	1.864	07/26/66	349,994
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b)
389,700	1.325	06/25/26	382,878
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
700,368	1.365	04/25/35	688,038
Educational Services of America, Inc. Series 2010-1, Class A1 (b) (c)
920,064	1.564	07/25/23	911,935
Educational Services of America, Inc. Series 2013-1, Class A (b)(c)
112,408	1.095	02/26/29	110,859
Educational Services of America, Inc. Series 2014-1, Class A(b)(c)
336,240	1.225	02/25/39	329,833
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b)(c)
1,335,534	1.525	02/25/25	1,337,623
GCO Education Loan Funding Trust Series 2006-1, Class A8L
538,297	0.955	05/25/25	530,454
Goal Capital Funding Trust Series 2007-1, Class A3
95,226	0.947	09/25/28	94,483
Higher Education Funding I Series 2005-1, Class A4
71,774	0.965	02/25/30	71,115
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1(c)
833,836	1.273	12/01/31	817,660
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2(c)
948,806	1.532	05/20/30	929,141
Navient Student Loan Trust Series 2016-2, Class A1(b)(c)
494,664	1.275	06/25/65	496,108
Navient Student Loan Trust Series 2016-5A, Class A(b)(c)
1,382,519	1.775	06/25/65	1,382,523
Nelnet Student Loan Trust Series 2005-4, Class A3(c)
91,771	0.996	06/22/26	91,345
Nelnet Student Loan Trust Series 2006-2, Class A5(c)
530,674	0.815	01/25/30	523,148
Nelnet Student Loan Trust Series 2013-5A, Class A(b)(c)
114,056	1.155	01/25/37	110,931
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2(c)
517,312	1.596	07/01/24	518,018
Pennsylvania Higher Education Assistance Agency Series 2006-1, Class A3(c)
706,853	0.855	10/25/35	675,756
Scholar Funding Trust Series 2010-A, Class A(b)(c)
293,746	1.493	10/28/41	287,903
Scholar Funding Trust Series 2011-A, Class A(b)(c)
286,845	1.643	10/28/43	276,802
SLM Student Loan Trust Series 2003-12, Class A5(b)(c)
121,952	1.130	09/15/22	121,627

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loans(a) – (continued)
SLM Student Loan Trust Series 2003-14, Class A5
$47,514	0.945%	01/25/23	$ 47,316
SLM Student Loan Trust Series 2005-9, Class A6
650,000	1.126	10/26/26	646,334
SLM Student Loan Trust Series 2006-2, Class A5(c)
440,286	0.825	07/25/25	437,987
SLM Student Loan Trust Series 2006-4, Class A5(c)
314,746	0.815	10/27/25	314,186
SLM Student Loan Trust Series 2006-9, Class A4(c)
1,524	0.785	10/25/22	1,524
SLM Student Loan Trust Series 2007-1, Class A5(c)
1,088,789	0.805	01/26/26	1,071,447
SLM Student Loan Trust Series 2008-5, Class A4(c)
182,940	2.415	07/25/23	183,399
SLM Student Loan Trust Series 2013-3, Class A2(c)
46,426	0.825	05/26/20	46,286
SLM Student Loan Trust Series 2014-1, Class A2(c)
69,756	0.905	07/26/21	69,535
Utah State Board of Regents Series 2015-1, Class A(c)
551,006	1.125	02/25/43	538,531
Wachovia Student Loan Trust Series 2005-1, Class A5(c)
54,452	0.844	01/26/26	53,848

			15,774,685

TOTAL ASSET-BACKED SECURITIES (Cost $27,085,174)			$27,043,653

U.S. Treasury Obligations – 9.4%
United States Treasury Bonds
$800,000	3.750%	11/15/43	$ 1,042,088

United States Treasury Inflation-Protected Securities
1,161,110	2.625	07/15/17	1,197,395
624,624	0.125	04/15/18	631,551
564,850	0.125	04/15/19	574,825
2,980,069	0.125	04/15/20	3,039,670

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,377,063)			$ 6,485,529

Shares	Distribution Rate		Value
Investment Company (a) (d) – 2.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
$1,730,190	0.312%		$ 1,730,190
(Cost $1,730,190)

TOTAL INVESTMENTS – 97.7% (Cost $67,104,350)			$67,145,831

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%			1,610,029

NET ASSETS – 100.0%			$68,755,860

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,189,041, which represents approximately 23.5% of net assets as of September 30, 2016.

(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
FHLMC	— Federal Home Loan Mortgage Corp.
FHLB	— Federal Home Loan Banks
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
REMIC	— Real Estate Mortgage Investment Conduit

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

90 Day Eurodollar	1	December 2016	$247,700	$4
90 Day Eurodollar	1	March 2017	247,638	26
90 Day Eurodollar	1	June 2017	247,538	5
90 Day Eurodollar	1	September 2017	247,450	7
90 Day Eurodollar	1	December 2017	247,338	14
90 Day Eurodollar	1	March 2018	247,288	27
90 Day Eurodollar	1	June 2018	247,213	32
U.S. Long Bonds	(4)	December 2016	(672,625)	3,493
U.S. Ultra Long Treasury Bonds	(4)	December 2016	(735,500)	3,621
2 Year U.S. Treasury Notes	(11)	December 2016	(2,403,156)	(997)
5 Year U.S. Treasury Notes	(26)	December 2016	(3,159,406)	(7,447)
10 Year U.S. Treasury Notes	2	December 2016	262,250	(129)

TOTAL				$(1,344)

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$67,106,222

Gross unrealized gain	382,280
Gross unrealized loss	(342,671)

Net unrealized security gain	$39,609

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 96.2%
Banks – 14.3%
2,109,750	Bank of America Corp.	$ 33,017,588
237,198	Citigroup, Inc.	11,202,862
344,065	JPMorgan Chase & Co.	22,911,288
606,376	Regions Financial Corp.	5,984,931
784,019	Wells Fargo & Co.	34,716,361

		107,833,030

Capital Goods – 7.3%
102,484	Caterpillar, Inc.	9,097,505
1,096,342	General Electric Co.	32,473,650
132,671	United Technologies Corp.	13,479,373

		55,050,528

Consumer Durables & Apparel – 1.7%
175,454	Mattel, Inc.	5,312,747
142,549	Newell Brands, Inc.	7,506,631

		12,819,378

Diversified Financials – 3.8%
141,514	American Express Co.	9,062,557
114,752	Capital One Financial Corp.	8,242,636
352,520	Morgan Stanley	11,301,791

		28,606,984

Energy – 12.2%
88,678	Apache Corp.	5,663,864
73,476	Baker Hughes, Inc.	3,708,334
337,448	BP PLC ADR	11,864,671
140,786	Chevron Corp.	14,489,695
353,255	ConocoPhillips	15,355,995
244,422	Exxon Mobil Corp.	21,333,152
219,343	National Oilwell Varco, Inc.	8,058,662
94,009	Range Resources Corp.	3,642,849
584,870	Southwestern Energy Co.*	8,094,601

		92,211,823

Food & Staples Retailing – 2.2%
150,860	Wal-Mart Stores, Inc.	10,880,023
192,535	Whole Foods Market, Inc.	5,458,367

		16,338,390

Food, Beverage & Tobacco – 1.9%
83,388	Campbell Soup Co.	4,561,324
106,277	Mondelez International, Inc. Class A	4,665,560
118,111	Reynolds American, Inc.	5,568,934

		14,795,818

Health Care Equipment & Services – 3.8%
367,021	Abbott Laboratories	15,521,318
49,253	Aetna, Inc.	5,686,259
22,687	Humana, Inc.	4,013,103
44,277	Medtronic PLC	3,825,533

		29,046,213

Household & Personal Products – 3.1%
46,296	Kimberly-Clark Corp.	5,839,777
193,078	The Procter & Gamble Co.	17,328,751

		23,168,528

Shares	Description	Value
Common Stocks – (continued)
Insurance – 4.4%
165,297	Lincoln National Corp.	$ 7,765,653
264,025	MetLife, Inc.	11,730,631
235,916	The Hartford Financial Services Group, Inc.	10,101,923
111,731	XL Group Ltd.	3,757,513

		33,355,720

Materials – 3.3%
92,498	Ball Corp.	7,580,211
194,580	E.I. du Pont de Nemours & Co.	13,031,023
376,221	Freeport-McMoRan, Inc.	4,085,760

		24,696,994

Media – 2.2%
68,327	Comcast Corp. Class A	4,532,813
163,551	DISH Network Corp. Class A*	8,959,324
74,587	Viacom, Inc. Class B	2,841,765

		16,333,902

Pharmaceuticals, Biotechnology & Life Sciences – 10.5%
66,628	Allergan PLC*	15,345,095
18,396	Biogen, Inc.*	5,758,500
68,172	Celgene Corp.*	7,126,019
134,504	Johnson & Johnson	15,888,958
191,545	Merck & Co., Inc.	11,954,323
477,543	Pfizer, Inc.	16,174,381
85,949	Vertex Pharmaceuticals, Inc.*	7,495,612

		79,742,888

Real Estate Investment Trusts – 1.4%
28,854	AvalonBay Communities, Inc.	5,131,395
57,114	Vornado Realty Trust	5,780,508

		10,911,903

Retailing – 0.6%
38,647	Expedia, Inc.	4,510,878

Semiconductors & Semiconductor Equipment – 1.3%
138,740	QUALCOMM, Inc.	9,503,690

Software & Services – 5.8%
15,768	Alphabet, Inc. Class A*	12,678,418
236,901	eBay, Inc.*	7,794,043
73,428	Microsoft Corp.	4,229,453
293,722	Oracle Corp.	11,537,400
303,682	Symantec Corp.	7,622,418

		43,861,732

Technology Hardware & Equipment – 4.8%
99,630	Apple, Inc.	11,263,171
492,197	Cisco Systems, Inc.	15,612,489
245,020	Corning, Inc.	5,794,723
60,729	TE Connectivity Ltd.	3,909,733

		36,580,116

Telecommunication Services – 4.7%
119,906	Level 3 Communications, Inc.*	5,561,240
578,028	Verizon Communications, Inc.	30,045,896

		35,607,136

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Transportation – 1.6%
128,295	Union Pacific Corp.	$ 12,512,611

Utilities – 5.3%
133,566	Duke Energy Corp.	10,690,623
244,856	FirstEnergy Corp.	8,099,837
92,107	NextEra Energy, Inc.	11,266,528
160,502	PG&E Corp.	9,817,907

		39,874,895

TOTAL COMMON STOCKS (Cost $619,688,400)		$727,363,157

Shares	Distribution Rate	Value
Investment Company(a)(b) – 0.9%
Goldman Sachs Financial Square Government Fund — Institutional Shares
6,471,475	0.312%	$ 6,471,475
(Cost $6,471,475)

TOTAL INVESTMENTS – 97.1% (Cost $626,159,875)		$733,834,632

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		22,288,959

NET ASSETS – 100.0%		$756,123,591

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

Investment Abbreviation:
ADR	— American Depositary Receipt

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$635,552,884

Gross unrealized gain	118,123,765
Gross unrealized loss	(19,842,017)

Net unrealized security gain	$98,281,748

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.8%
Automobiles & Components – 0.5%
59,895	Delphi Automotive PLC	$ 4,271,711

Banks – 5.5%
530,522	Citizens Financial Group, Inc.	13,109,199
101,314	Comerica, Inc.	4,794,178
1,640,287	Huntington Bancshares, Inc.	16,173,230
83,760	Signature Bank*	9,921,372

		43,997,979

Capital Goods – 8.5%
211,035	AMETEK, Inc.	10,083,252
39,293	Hubbell, Inc.	4,233,428
91,006	Ingersoll-Rand PLC	6,182,948
40,405	L-3 Communications Holdings, Inc.	6,090,246
65,538	Orbital ATK, Inc.	4,995,962
197,212	Pentair PLC	12,668,899
103,821	Stanley Black & Decker, Inc.	12,767,906
200,971	Textron, Inc.	7,988,597
35,745	Wabtec Corp.	2,918,579

		67,929,817

Commercial & Professional Services – 1.2%
127,517	Waste Connections, Inc.	9,525,520

Consumer Durables & Apparel – 1.3%
176,402	Kate Spade & Co.*	3,021,766
96,750	Mattel, Inc.	2,929,590
71,176	VF Corp.	3,989,415

		9,940,771

Consumer Services – 0.3%
104,003	MGM Resorts International*	2,707,198

Diversified Financials – 4.3%
153,543	Raymond James Financial, Inc.	8,937,738
1,256,517	SLM Corp.*	9,386,182
552,694	Synchrony Financial	15,475,432
10,132	Voya Financial, Inc.	292,004

		34,091,356

Energy – 10.7%
90,263	Anadarko Petroleum Corp.	5,719,064
323,699	Antero Resources Corp.*	8,723,688
87,483	Baker Hughes, Inc.	4,415,267
206,986	Cabot Oil & Gas Corp.	5,340,239
70,801	Cimarex Energy Co.	9,513,530
227,973	Devon Energy Corp.	10,055,889
932,495	Encana Corp.	9,763,223
182,008	FMC Technologies, Inc.*	5,400,177
209,997	Newfield Exploration Co.*	9,126,470
60,423	Pioneer Natural Resources Co.	11,217,530
222,393	Rice Energy, Inc.*	5,806,681

		85,081,758

Food & Staples Retailing – 0.6%
168,292	Whole Foods Market, Inc.	4,771,078

Food, Beverage & Tobacco – 3.0%
228,343	ConAgra Foods, Inc.	10,757,239

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
122,400	Molson Coors Brewing Co. Class B	$ 13,439,520

		24,196,759

Health Care Equipment & Services – 4.1%
202,517	Centene Corp.*	13,560,538
74,508	Laboratory Corp. of America Holdings*	10,243,360
70,261	Zimmer Biomet Holdings, Inc.	9,135,335

		32,939,233

Insurance – 6.8%
164,956	Arthur J. Gallagher & Co.	8,391,312
138,462	Endurance Specialty Holdings Ltd.	9,062,338
157,172	Lincoln National Corp.	7,383,941
292,422	The Hartford Financial Services Group, Inc.	12,521,510
158,207	W.R. Berkley Corp.	9,138,036
232,421	XL Group Ltd.	7,816,318

		54,313,455

Materials – 5.5%
179,127	Bemis Co., Inc.	9,137,268
131,656	Celanese Corp. Series A	8,763,023
140,928	FMC Corp.	6,812,460
748,784	Freeport-McMoRan, Inc.	8,131,794
59,867	Martin Marietta Materials, Inc.	10,722,779

		43,567,324

Media – 2.2%
166,456	Discovery Communications, Inc. Class A*	4,480,995
153,465	DISH Network Corp. Class A*	8,406,813
117,508	Viacom, Inc. Class B	4,477,055

		17,364,863

Pharmaceuticals, Biotechnology & Life Sciences – 2.6%
42,527	BioMarin Pharmaceutical, Inc.*	3,934,598
125,862	Perrigo Co. PLC	11,620,839
59,201	Vertex Pharmaceuticals, Inc.*	5,162,919

		20,718,356

Real Estate Investment Trusts – 13.4%
622,754	Brixmor Property Group, Inc	17,306,334
742,856	DDR Corp.	12,947,980
51,526	Federal Realty Investment Trust	7,931,397
810,692	MFA Financial, Inc.	6,063,976
78,957	Mid-America Apartment Communities, Inc.	7,421,168
61,832	Post Properties, Inc.	4,088,950
412,204	RLJ Lodging Trust	8,668,650
224,765	Starwood Property Trust, Inc.	5,061,708
106,350	Taubman Centers, Inc.	7,913,503
362,524	Two Harbors Investment Corp.	3,092,330
134,189	Ventas, Inc.	9,477,769
167,551	Vornado Realty Trust	16,957,837

		106,931,602

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Retailing – 4.2%
9,757	AutoZone, Inc.*	$ 7,496,693
88,447	Expedia, Inc.	10,323,534
303,331	Sally Beauty Holdings, Inc.*	7,789,540
58,351	Tractor Supply Co.	3,929,940
71,500	Williams-Sonoma, Inc.	3,652,220

		33,191,927

Semiconductors & Semiconductor Equipment – 2.4%
589,865	Marvell Technology Group Ltd.	7,827,509
183,924	Maxim Integrated Products, Inc.	7,344,085
50,413	Skyworks Solutions, Inc.	3,838,446

		19,010,040

Software & Services – 4.2%
109,589	Check Point Software Technologies Ltd.*	8,505,202
103,422	Fidelity National Information Services, Inc.	7,966,597
143,709	IAC/InterActiveCorp	8,977,501
332,085	Symantec Corp.	8,335,334

		33,784,634

Technology Hardware & Equipment – 3.0%
751,835	Brocade Communications Systems, Inc.	6,939,437
220,666	Corning, Inc.	5,218,751
32,992	F5 Networks, Inc.*	4,112,123
171,582	VeriFone Systems, Inc.*	2,700,701
649,814	Viavi Solutions, Inc.*	4,802,125

		23,773,137

Telecommunication Services – 1.4%
239,811	Level 3 Communications, Inc.*	11,122,434

Transportation – 1.7%
514,641	JetBlue Airways Corp.*	8,872,411
68,577	Old Dominion Freight Line, Inc.*	4,705,068

		13,577,479

Utilities – 10.4%
115,630	American Water Works Co., Inc.	8,653,749
100,715	Atmos Energy Corp.	7,500,246
332,484	FirstEnergy Corp.	10,998,571
141,602	PG&E Corp.	8,661,794
104,249	Pinnacle West Capital Corp.	7,921,882
129,647	SCANA Corp.	9,382,554
141,728	Sempra Energy	15,191,824
343,608	Xcel Energy, Inc.	14,136,033

		82,446,653

TOTAL COMMON STOCKS (Cost $700,766,293)		$779,255,084

Shares	Distribution Rate	Value
Investment Company(a)(b) – 1.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
10,372,823	0.312%	$ 10,372,823
(Cost $10,372,823)

TOTAL INVESTMENTS – 99.1% (Cost $711,139,116)		$789,627,907

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		6,893,684

NET ASSETS –100.0%		$796,521,591

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents Affiliated Funds.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$720,060,185

Gross unrealized gain	88,502,452
Gross unrealized loss	(18,934,730)

Net unrealized security gain	$69,567,722

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

September 30, 2016 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 87.9%
Equity – 13.2%
80,348	Goldman Sachs Long Short Fund	$ 690,990
30,747	Goldman Sachs Emerging Markets Equity Fund	540,535
5,521	Goldman Sachs Real Estate Securities Fund	117,492
15,458	Goldman Sachs International Real Estate Securities Fund	96,766

		1,445,783

Fixed Income – 74.7%
183,833	Goldman Sachs Long Short Credit Strategies Fund	1,772,154
159,529	Goldman Sachs Strategic Income Fund	1,525,093
161,780	Goldman Sachs Absolute Return Tracker Fund	1,486,755
144,373	Goldman Sachs Fixed Income Macro Strategies Fund	1,274,815
105,803	Goldman Sachs Managed Futures Strategy Fund	1,115,167
121,834	Goldman Sachs Dynamic Emerging Markets Debt Fund	1,047,774

		8,221,758

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) (Cost $9,754,711)		$ 9,667,541

Exchange Traded Funds – 1.2%
706	iShares JP Morgan USD Emerging Markets Bond Fund	$ 82,750
734	ProShares Short VIX Short-Term Futures Fund	53,736

TOTAL EXCHANGE TRADED FUNDS (Cost $109,632)		$ 136,486

Shares	Distribution Rate	Value
Investment Company(a)(b) – 9.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,057,331	0.312%	$ 1,057,331
(Cost $1,057,331)

TOTAL INVESTMENTS – 98.7% (Cost $10,921,674)		$10,861,358

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		139,367

NET ASSETS – 100.0%		$11,000,725

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

Currency Abbreviations:
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNY	— Chinese Yuan
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TWD	— Taiwan Dollar
USD	— United States Dollar

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Citibank, N.A.	BRL	20,000	USD	6,102	10/04/16	$6,150	$48
	IDR	1,890,000,000	USD	142,695	12/21/16	143,776	1,081
	PLN	180,000	USD	46,840	12/21/16	47,002	162
	USD	66,074	HUF	18,000,000	12/21/16	65,684	390
	USD	45,727	KRW	50,000,000	12/21/16	45,362	365
	USD	44,193	MYR	180,000	12/21/16	43,524	669
Deutsche Bank AG	IDR	90,000,000	USD	6,831	12/21/16	6,847	15
JPMorgan Chase Bank, N.A.	USD	113,569	GBP	85,000	12/21/16	110,357	3,212
Societe Generale	GBP	35,000	USD	45,430	12/21/16	45,441	11
	NOK	400,000	USD	49,346	12/21/16	50,045	699
Standard Chartered Bank	BRL	260,000	USD	79,395	10/04/16	79,947	552
	RUB	4,250,000	USD	64,443	12/21/16	66,344	1,901
State Street Bank	USD	86,487	BRL	280,000	10/04/16	86,097	390
	USD	62,369	CHF	60,000	12/21/16	62,064	305
	USD	51,892	NZD	70,000	12/21/16	50,814	1,078
UBS AG	INR	6,500,000	USD	96,258	12/21/16	96,490	232
	USD	67,746	TWD	2,100,000	12/21/16	67,471	275

TOTAL							$11,385

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

Barclays Bank PLC	USD	49,101	JPY	5,000,000	12/21/16	$49,484	$(383)
Deutsche Bank AG	BRL	80,000	USD	24,540	11/03/16	24,383	(157)
	GBP	50,000	USD	65,202	12/21/16	64,916	(287)
	SEK	75,000	USD	8,790	12/21/16	8,778	(11)
Morgan Stanley Co., Inc.	USD	65,272	CNY	440,000	12/21/16	65,600	(328)
	USD	8,892	KRW	10,000,000	12/21/16	9,073	(180)
	USD	7,241	MYR	30,000	12/21/16	7,254	(12)
Societe Generale	USD	45,584	CAD	60,000	12/21/16	45,760	(176)
Standard Chartered Bank	USD	67,629	CLP	45,000,000	12/21/16	67,976	(347)
State Street Bank	BRL	280,000	USD	85,774	11/03/16	85,341	(433)
UBS AG	SEK	375,000	USD	44,885	12/21/16	43,891	(994)

TOTAL							$(3,308)

FUTURES CONTRACTS — At September 30, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

EURO STOXX 50 Index	(2)	December 2016	$(67,266)	$(22)
H-Shares Index	1	October 2016	61,884	(241)
IBEX 35 Index	1	October 2016	98,435	(58)
mini MSCI EAFE Index Futures	2	December 2016	170,670	(1,594)
mini MSCI Emerging Markets Index Futures	(7)	December 2016	(319,375)	4,291
SGX FTSE China A50 Index	(8)	October 2016	(76,540)	(318)
SGX S&P CNX Nifty Index	4	October 2016	69,208	(1,439)

TOTAL				$619

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$11,001,259

Gross unrealized gain	132,625
Gross unrealized loss	(272,526)

Net unrealized security loss	$(139,901)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.1%
Automobiles & Components – 3.0%
3,294	American Axle & Manufacturing Holdings, Inc.*	$ 56,723
8,766	Cooper Tire & Rubber Co.	333,283
5,233	Cooper-Standard Holding, Inc.*	517,020
31,699	Dana, Inc.	494,187
7,429	Drew Industries, Inc.	728,191
26,323	Modine Manufacturing Co.*	312,191
13,446	Superior Industries International, Inc.	392,085

		2,833,680

Banks – 9.0%
12,466	Beneficial Bancorp, Inc.	183,375
12,469	Berkshire Hills Bancorp, Inc.	345,516
4,365	Capitol Federal Financial, Inc.	61,416
24,226	Central Pacific Financial Corp.	610,253
39,573	CVB Financial Corp.	696,880
29,561	Dime Community Bancshares, Inc.	495,442
14,275	FCB Financial Holdings, Inc. Class A*	548,588
1,976	First Busey Corp.	44,658
797	First Citizens BancShares, Inc. Class A	234,230
5,288	First Interstate BancSystem, Inc. Class A	166,625
31,888	First Midwest Bancorp, Inc.	617,352
1,439	Flagstar Bancorp, Inc.*	39,932
4,289	FNB Corp.	52,755
1,263	Glacier Bancorp, Inc.	36,021
6,808	Hanmi Financial Corp.	179,323
1,411	Hilltop Holdings, Inc.*	31,691
8,431	HomeStreet, Inc.*	211,281
5,071	International Bancshares Corp.	151,014
41,915	OFG Bancorp	423,761
3,220	Old National Bancorp	45,273
18,763	Oritani Financial Corp.	294,954
1,388	PrivateBancorp, Inc.	63,737
12,798	Prosperity Bancshares, Inc.	702,482
44,748	Radian Group, Inc.	606,335
941	Renasant Corp.	31,646
16,291	Sterling Bancorp	285,092
30,794	Umpqua Holdings Corp.	463,450
15,787	United Community Banks, Inc.	331,843
3,522	Walker & Dunlop, Inc.*	88,966
8,342	Washington Federal, Inc.	222,565
8,703	WSFS Financial Corp.	317,572

		8,584,028

Capital Goods – 9.6%
27,208	Aegion Corp.*	518,857
6,566	Aircastle Ltd.	130,401
6,659	Altra Industrial Motion Corp.	192,911
7,400	Astec Industries, Inc.	443,038
5,463	AZZ, Inc.	356,570
16,054	Babcock & Wilcox Enterprises, Inc.*	264,891
1,195	Chart Industries, Inc.*	39,232
1,910	CLARCOR, Inc.	124,150
5,373	Comfort Systems USA, Inc.	157,483
9,523	Continental Building Products, Inc.*	199,888
7,970	Curtiss-Wright Corp.	726,147
18,700	DigitalGlobe, Inc.*	514,250
5,186	Ducommun, Inc.*	118,448
10,584	EMCOR Group, Inc.	631,018
7,397	Esterline Technologies Corp.*	562,468
6,115	Federal Signal Corp.	81,085

Shares	Description	Value
Common Stocks – (continued)
Capital Goods – (continued)
22,138	General Cable Corp.	$ 331,627
14,910	H&E Equipment Services, Inc.	249,892
4,420	Hyster-Yale Materials Handling, Inc.	265,775
3,418	Kadant, Inc.	178,112
20,835	LSI Industries, Inc.	233,977
3,241	Masonite International Corp.*	201,493
8,315	Miller Industries, Inc.	189,499
26,006	MRC Global, Inc.*	427,279
20,111	NCI Building Systems, Inc.*	293,419
2,298	Standex International Corp.	213,415
1,259	Tennant Co.	81,583
1,650	Univar, Inc.*	36,052
6,671	Universal Forest Products, Inc.	657,027
33,181	Wabash National Corp.*	472,497
3,005	Woodward, Inc.	187,752

		9,080,236

Commercial & Professional Services – 6.1%
19,026	Brady Corp. Class A	658,490
758	CEB, Inc.	41,288
4,262	Essendant, Inc.	87,456
13,515	FTI Consulting, Inc.*	602,229
8,302	Heidrick & Struggles International, Inc.	154,002
7,628	Herman Miller, Inc.	218,161
4,539	HNI Corp.	180,652
9,132	Huron Consulting Group, Inc.*	545,728
7,858	Insperity, Inc.	570,805
32,194	Kimball International, Inc. Class B	416,590
16,296	Knoll, Inc.	372,364
14,178	McGrath RentCorp	449,584
19,294	Quad/Graphics, Inc.	515,536
6,998	RPX Corp.*	74,809
8,526	Steelcase, Inc. Class A	118,426
4,315	The Advisory Board Co.*	193,053
13,435	The Brink’s Co.	498,170
2,271	West Corp.	50,144

		5,747,487

Consumer Durables & Apparel – 2.2%
45,111	Callaway Golf Co.	523,739
6,009	Columbia Sportswear Co.	340,951
2,729	CSS Industries, Inc.	69,808
14,162	Ethan Allen Interiors, Inc.	442,846
3,014	G-III Apparel Group Ltd.*	87,858
2,184	Helen of Troy Ltd.*	188,195
12,459	KB Home(a)	200,839
5,724	La-Z-Boy, Inc.	140,581
732	Sturm, Ruger & Co., Inc.	42,280
968	TopBuild Corp.*	32,138

		2,069,235

Consumer Services – 5.0%
8,121	BJ’s Restaurants, Inc.*	288,702
3,327	Bloomin’ Brands, Inc.	57,357
13,950	Bob Evans Farms, Inc./DE	534,285
21,864	Boyd Gaming Corp.*	432,470
19,200	Bridgepoint Education, Inc.*	131,904
4,374	Bright Horizons Family Solutions, Inc.*	292,577
3,172	Capella Education Co.	184,103
3,194	ClubCorp Holdings, Inc.	46,217
20,533	Houghton Mifflin Harcourt Co.*	275,348

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – (continued)
6,261	International Speedway Corp. Class A	$ 209,243
29,727	K12, Inc.*	426,582
6,737	La Quinta Holdings, Inc.*	75,320
32,333	Penn National Gaming, Inc.*	438,759
11,932	Pinnacle Entertainment, Inc.*	147,241
37,050	Regis Corp.*	464,977
15,624	Sonic Corp.	409,036
9,960	Sotheby’s*(a)	378,679

		4,792,800

Diversified Financials – 2.3%
4,748	Cohen & Steers, Inc.	202,977
677	Diamond Hill Investment Group, Inc.	125,103
11,202	Evercore Partners, Inc. Class A	577,015
34,474	EZCORP, Inc. Class A*	381,283
6,262	GAMCO Investors, Inc. Class A	178,279
2,735	Nelnet, Inc. Class A	110,412
12,518	Piper Jaffray Companies*	604,619

		2,179,688

Energy – 2.7%
20,395	Callon Petroleum Co.*	320,202
4,742	Carrizo Oil & Gas, Inc.*	192,620
67,843	Denbury Resources, Inc.*(a)	219,133
17,835	EP Energy Corp. Class A*(a)	78,117
20,050	Matador Resources Co.*	488,017
40,233	McDermott International, Inc.*	201,567
35,771	Oasis Petroleum, Inc.*	410,293
5,318	Oil States International, Inc.*	167,889
2,432	PDC Energy, Inc.*	163,090
50,549	Pioneer Energy Services Corp.*	204,218
8,131	Unit Corp.*	151,237

		2,596,383

Food, Beverage & Tobacco – 1.5%
5,578	Calavo Growers, Inc.	364,969
2,981	Darling Ingredients, Inc.*	40,273
9,049	Fresh Del Monte Produce, Inc.	542,035
1,583	John B Sanfilippo & Son, Inc.	81,255
2,773	The Boston Beer Co., Inc. Class A*	430,536

		1,459,068

Health Care Equipment & Services – 4.8%
367	Atrion Corp.	156,562
2,617	Cantel Medical Corp.	204,074
8,393	Cynosure, Inc. Class A*	427,539
8,799	HMS Holdings Corp.*	195,074
4,546	ICU Medical, Inc.*	574,524
2,292	Insulet Corp.*	93,835
4,417	Invacare Corp.	49,338
8,374	Magellan Health, Inc.*	449,935
11,005	Masimo Corp.*	654,687
6,934	Medidata Solutions, Inc.*	386,640
709	Molina Healthcare, Inc.*	41,349
8,821	Natus Medical, Inc.*	346,577
1,411	Orthofix International NV*	60,348
16,828	Owens & Minor, Inc.	584,436
13,615	Triple-S Management Corp. Class B*	298,577

		4,523,495

Household & Personal Products – 0.1%
3,756	Central Garden & Pet Co. Class A*	93,149

Shares	Description	Value
Common Stocks – (continued)
Insurance – 2.0%
38,126	American Equity Investment Life Holding Co.	$ 675,974
12,478	Argo Group International Holdings Ltd.	704,009
21,913	Genworth Financial, Inc. Class A*	108,688
30,451	Maiden Holdings Ltd.	386,423

		1,875,094

Materials – 6.2%
5,551	Carpenter Technology Corp.	229,034
20,733	Coeur Mining, Inc.*	245,271
37,899	Commercial Metals Co.	613,585
2,662	Greif, Inc. Class A	132,009
12,320	HB Fuller Co.	572,510
22,741	Hecla Mining Co.	129,624
6,905	Innophos Holdings, Inc.	269,502
2,690	KapStone Paper and Packaging Corp.	50,895
7,554	Louisiana-Pacific Corp.*	142,242
4,683	Materion Corp.	143,815
9,650	Minerals Technologies, Inc.	682,159
16,424	PolyOne Corp.	555,295
25,163	Schnitzer Steel Industries, Inc. Class A	525,907
1,438	Schweitzer-Mauduit International, Inc.	55,449
3,723	Stepan Co.	270,513
10,800	The Chemours Co.	172,800
10,240	Trinseo SA	579,174
9,983	Worthington Industries, Inc.	479,484

		5,849,268

Media – 0.4%
18,606	Gannett Co., Inc.	216,574
8,184	New Media Investment Group, Inc.	126,852

		343,426

Pharmaceuticals, Biotechnology & Life Sciences – 8.0%
3,513	Acceleron Pharma, Inc.*	127,135
12,906	Achillion Pharmaceuticals, Inc.*	104,539
15,359	Acorda Therapeutics, Inc.*	320,696
3,938	ARIAD Pharmaceuticals, Inc.*	53,911
726	Cambrex Corp.*	32,278
17,122	Emergent BioSolutions, Inc.*	539,857
30,549	Exelixis, Inc.*	390,722
11,143	FibroGen, Inc.*	230,660
3,818	Five Prime Therapeutics, Inc.*	200,407
17,062	Genomic Health, Inc.*	493,433
29,229	Horizon Pharma PLC*	529,922
10,936	Impax Laboratories, Inc.*	259,183
3,417	INC Research Holdings, Inc. Class A*	152,330
12,679	Insys Therapeutics, Inc.*(a)	149,485
32,735	Ironwood Pharmaceuticals, Inc.*	519,832
3,699	Lexicon Pharmaceuticals, Inc.*(a)	66,841
13,337	MiMedx Group, Inc.*(a)	114,431
2,908	Momenta Pharmaceuticals, Inc.*	33,995
25,824	Myriad Genetics, Inc.*	531,458
5,376	Ophthotech Corp.*	247,995
3,836	Pacira Pharmaceuticals, Inc.*	131,268
87,665	PDL BioPharma, Inc.	293,678
10,515	Prestige Brands Holdings, Inc.*	507,559
2,471	Prothena Corp. PLC*(a)	148,186
1,798	Puma Biotechnology, Inc.*(a)	120,556

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
10,918	Repligen Corp.*	$ 329,614
1,425	Retrophin, Inc.*	31,891
1,090	Sage Therapeutics, Inc.*	50,194
1,813	Sarepta Therapeutics, Inc.*(a)	111,336
20,158	SciClone Pharmaceuticals, Inc.*	206,619
1,303	TESARO, Inc.*	130,613
784	Ultragenyx Pharmaceutical, Inc.*	55,617
4,456	Vanda Pharmaceuticals, Inc.*	74,148
11,647	Xencor, Inc.*	285,235

		7,575,624

Real Estate – 8.6%
34,949	American Capital Mortgage Investment Corp. (REIT)	600,773
115,864	Anworth Mortgage Asset Corp. (REIT)(b)	570,051
2,466	CareTrust REIT, Inc. (REIT)	36,447
52,498	CBL & Associates Properties, Inc. (REIT)	637,326
3,638	CoreSite Realty Corp. (REIT)	269,358
48,152	Cousins Properties, Inc. (REIT)	502,707
3,518	DuPont Fabros Technology, Inc. (REIT)	145,118
27,286	First Industrial Realty Trust, Inc. (REIT)	770,011
20,827	Hudson Pacific Properties, Inc. (REIT)	684,583
36,870	Invesco Mortgage Capital, Inc. (REIT)	561,530
7,221	Kennedy-Wilson Holdings, Inc.	162,834
26,866	Mack-Cali Realty Corp. (REIT)	731,293
964	National Health Investors, Inc. (REIT)	75,655
32,899	New Senior Investment Group, Inc. (REIT)	379,654
21,347	Pennsylvania Real Estate Investment Trust (REIT)	491,621
2,676	PennyMac Mortgage Investment Trust (REIT)	41,692
5,374	PS Business Parks, Inc. (REIT)	610,325
11,302	QTS Realty Trust, Inc. Class A (REIT)	597,311
27,703	Western Asset Mortgage Capital Corp. (REIT)(a)	288,665

		8,156,954

Retailing – 4.9%
21,746	Aaron’s, Inc.	552,783
8,330	Abercrombie & Fitch Co. Class A	132,364
32,913	American Eagle Outfitters, Inc.	587,826
5,103	Caleres, Inc.	129,055
3,669	Chico’s FAS, Inc.	43,661
2,041	Francesca’s Holdings Corp.*	31,493
9,382	FTD Companies, Inc.*	192,988
7,673	Group 1 Automotive, Inc.	490,151
26,996	Liberty TripAdvisor Holdings, Inc. Class A*	589,863
9,172	Pier 1 Imports, Inc.(a)	38,889
20,008	Rent-A-Center, Inc.	252,901
13,761	Select Comfort Corp.*	297,237
9,512	Shutterfly, Inc.*	424,616
15,126	The Cato Corp. Class A	497,494
1,195	The Children’s Place, Inc.	95,445

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
13,327	The Finish Line, Inc. Class A	$ 307,587

		4,664,353

Semiconductors & Semiconductor Equipment – 3.5%
8,003	Advanced Energy Industries, Inc.*	378,702
5,054	Cabot Microelectronics Corp.	267,407
2,106	Cavium, Inc.*	122,569
1,780	Cirrus Logic, Inc.*	94,607
5,559	Entegris, Inc.*	96,838
23,645	MaxLinear, Inc. Class A*	479,284
54,667	Photronics, Inc.*	563,617
3,287	Power Integrations, Inc.	207,180
2,499	Semtech Corp.*	69,297
7,106	Silicon Laboratories, Inc.*	417,833
6,307	Synaptics, Inc.*	369,464
6,114	Tessera Technologies, Inc.	235,022

		3,301,820

Software & Services – 6.3%
31,756	Bankrate, Inc.*	269,291
9,457	Bottomline Technologies de, Inc.*	220,443
9,588	CommVault Systems, Inc.*	509,410
5,601	Cornerstone OnDemand, Inc.*	257,366
10,279	CSG Systems International, Inc.	424,831
86,569	EarthLink Holdings Corp.	536,728
2,580	Fair Isaac Corp.	321,442
674	j2 Global, Inc.	44,895
973	LogMeIn, Inc.	87,950
14,322	ManTech International Corp. Class A	539,796
19,803	Marchex, Inc. Class B*	54,854
23,322	Mentor Graphics Corp.	616,634
3,219	MicroStrategy, Inc. Class A*	538,989
13,677	NIC, Inc.	321,410
15,377	Progress Software Corp.*	418,254
7,763	QAD, Inc. Class A	173,736
5,269	Qualys, Inc.*	201,223
3,873	RingCentral, Inc. Class A*	91,635
5,260	Synchronoss Technologies, Inc.*	216,607
3,896	TiVo Corp.*	75,894
4,525	Travelport Worldwide Ltd.	68,011

		5,989,399

Technology Hardware & Equipment – 6.1%
11,473	AVX Corp.	158,213
3,325	Belden, Inc.	229,392
24,723	Benchmark Electronics, Inc.*	616,839
8,863	Calix, Inc.*	65,143
13,623	Cray, Inc.*	320,685
18,203	Finisar Corp.*	542,449
9,172	II-VI, Inc.*	223,155
12,106	Insight Enterprises, Inc.*	394,050
7,509	InterDigital, Inc.	594,713
1,924	Itron, Inc.*	107,282
7,475	Ixia*	93,437
17,149	Kimball Electronics, Inc.*	237,685
2,620	MTS Systems Corp.	120,599
11,246	NETGEAR, Inc.*	680,270
2,984	Rogers Corp.*	182,263
5,805	ShoreTel, Inc.*	46,440
15,781	Super Micro Computer, Inc.*	368,802
28,422	TTM Technologies, Inc.*	325,432
64,494	Viavi Solutions, Inc.*	476,611

		5,783,460

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Telecommunication Services – 0.6%
3,968	Cogent Communications Holdings, Inc.	$ 146,062
8,539	General Communication, Inc. Class A*	117,411
9,976	Spok Holdings, Inc.	177,773
19,856	Vonage Holdings Corp.*	131,248

		572,494

Transportation – 1.5%
1,745	Allegiant Travel Co.	230,462
6,581	ArcBest Corp.	125,171
13,564	Hawaiian Holdings, Inc.*	659,210
17,234	SkyWest, Inc.	455,150

		1,469,993

Utilities – 2.7%
10,887	ALLETE, Inc.	649,083
630	Northwest Natural Gas Co.	37,869
4,823	ONE Gas, Inc.	298,254
10,977	Ormat Technologies, Inc.	531,397
9,877	Portland General Electric Co.	420,661
9,096	Southwest Gas Corp.	635,447

		2,572,711

TOTAL COMMON STOCKS (Cost $83,914,230)		$92,113,845

Units	Description	Value
Right* – 0.0%
Pharmaceuticals, Biotechnology & Life Sciences – 0.0%
1,561	Shire PLC	$ 2,364
(Cost $0)

Shares	Distribution Rate	Value
Investment Company(c)(d) – 0.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
628,249	0.312%	$ 628,249
(Cost $628,249)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $84,542,479)		$92,744,458

Securities Lending Reinvestment Vehicle(c)(d) – 1.4%
Goldman Sachs Financial Square Money Market Fund — Institutional Shares
1,340,072	0.479%	$ 1,340,072
(Cost $1,340,072)

TOTAL INVESTMENTS – 99.2% (Cost $85,882,551)		$94,084,530

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		724,968

NET ASSETS – 100.0%		$94,809,498

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Russell 2000 Mini Index	14	December 2016	$1,747,620	$55,656

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$85,998,432

Gross unrealized gain	12,338,822
Gross unrealized loss	(4,252,724)

Net unrealized security gain	$8,086,098

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 99.7%
Banks – 0.6%
34,650	First Republic Bank	$ 2,671,862

Capital Goods – 9.2%
55,651	3M Co.	9,807,376
57,904	Fortive Corp.	2,947,314
111,651	Fortune Brands Home & Security, Inc.	6,486,923
89,680	Honeywell International, Inc.	10,455,791
11,148	Northrop Grumman Corp.	2,385,114
19,861	Roper Technologies, Inc.	3,624,037
18,670	The Boeing Co.	2,459,586
118,543	Xylem, Inc.	6,217,580

		44,383,721

Consumer Durables & Apparel – 3.9%
154,712	Kate Spade & Co.*	2,650,216
92,933	Newell Brands, Inc.	4,893,852
162,809	NIKE, Inc. Class B	8,571,894
25,418	PVH Corp.	2,808,689

		18,924,651

Consumer Services – 3.1%
10,038	Chipotle Mexican Grill, Inc.*	4,251,093
93,453	McDonald’s Corp.	10,780,738

		15,031,831

Diversified Financials – 1.5%
27,665	Intercontinental Exchange, Inc.	7,451,844

Energy – 1.0%
110,716	Halliburton Co.	4,968,934

Food & Staples Retailing – 4.2%
79,611	Costco Wholesale Corp.	12,141,474
76,712	Walgreens Boots Alliance, Inc.	6,184,521
68,055	Whole Foods Market, Inc.	1,929,359

		20,255,354

Food, Beverage & Tobacco – 4.7%
25,053	McCormick & Co., Inc.	2,503,296
57,597	Molson Coors Brewing Co. Class B	6,324,151
27,816	Philip Morris International, Inc.	2,704,271
128,417	Reynolds American, Inc.	6,054,862
125,660	The Coca-Cola Co.	5,317,931

		22,904,511

Health Care Equipment & Services – 8.3%
189,518	Abbott Laboratories	8,014,716
30,325	Aetna, Inc.	3,501,021
200,756	Boston Scientific Corp.*	4,777,993
97,813	Cerner Corp.*	6,039,953
90,712	Danaher Corp.	7,110,914
27,153	McKesson Corp.	4,527,763
51,777	Stryker Corp.	6,027,360

		39,999,720

Materials – 2.4%
28,029	Ashland Global Holdings, Inc.	3,249,963
24,037	The Sherwin-Williams Co.	6,650,076
76,639	Valvoline, Inc.*	1,800,250

		11,700,289

Shares	Description	Value
Common Stocks – (continued)
Media – 3.7%
197,452	Comcast Corp. Class A	$ 13,098,965
52,495	The Walt Disney Co.	4,874,686

		17,973,651

Pharmaceuticals, Biotechnology & Life Sciences – 9.2%
70,703	Agilent Technologies, Inc.	3,329,404
48,876	Alexion Pharmaceuticals, Inc.*	5,989,265
38,490	Allergan PLC*	8,864,632
45,989	Celgene Corp.*	4,807,230
111,939	Eli Lilly & Co.	8,984,224
44,647	Gilead Sciences, Inc.	3,532,471
50,456	Vertex Pharmaceuticals, Inc.*	4,400,268
85,209	Zoetis, Inc.	4,431,720

		44,339,214

Real Estate Investment Trusts – 4.7%
110,118	American Tower Corp.	12,479,673
28,638	Equinix, Inc.	10,316,839

		22,796,512

Retailing – 9.6%
23,631	Amazon.com, Inc.*	19,786,473
47,964	Netflix, Inc.*	4,726,852
127,857	Ross Stores, Inc.	8,221,205
58,170	The Home Depot, Inc.	7,485,315
4,257	The Priceline Group, Inc.*	6,264,133

		46,483,978

Semiconductors & Semiconductor Equipment – 1.3%
63,958	NXP Semiconductors NV*	6,524,356

Software & Services – 24.0%
22,387	Adobe Systems, Inc.*	2,429,885
19,088	Alphabet, Inc. Class A*	15,347,897
14,510	Alphabet, Inc. Class C*	11,278,478
84,260	Electronic Arts, Inc.*	7,195,804
148,694	Facebook, Inc. Class A*	19,072,979
72,151	Fidelity National Information Services, Inc.	5,557,792
30,657	FleetCor Technologies, Inc.*	5,326,041
61,715	Intuit, Inc.	6,789,267
110,082	MasterCard, Inc. Class A	11,203,045
297,041	Microsoft Corp.	17,109,562
58,203	Mobileye NV*	2,477,702
172,901	Oracle Corp.	6,791,551
77,264	salesforce.com, Inc.*	5,511,241

		116,091,244

Technology Hardware & Equipment – 7.3%
311,689	Apple, Inc.	35,236,442

Transportation – 1.0%
49,711	Kansas City Southern	4,639,031

TOTAL COMMON STOCKS (Cost $368,195,377)		$482,377,145

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(a)(b) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
853	0.312%	$ 853
(Cost $853)

TOTAL INVESTMENTS – 99.7% (Cost $368,196,230)		$482,377,998

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,317,186

NET ASSETS – 100.0%		$483,695,184

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$370,095,337

Gross unrealized gain	119,329,430
Gross unrealized loss	(7,046,769)

Net unrealized security gain	$112,282,661

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stock – 0.2%
Energy – 0.2%
5,847	Magnum Hunter Resources Corp.*	$ 71,860
(Cost $58,340)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – 4.4%
Airlines – 0.2%
Air Canada(a)(b)
	$20,000	6.750%		10/01/19	$ 20,669
Continental Airlines Pass-Through Certificates Series 2012-3, Class C
	50,000	6.125		04/29/18	52,500

					73,169

Automobiles & Components(a)(b) – 0.4%
IHO Verwaltungs GmbH
EUR	100,000	2.750		09/15/21	112,320

Banks – 0.3%(a)(b)(c)
PNC Preferred Funding Trust II
	$100,000	2.073		03/29/49	95,500

Consumer Services – 0.2%
MGM Resorts International
	50,000	8.625		02/01/19	56,438

Containers & Packaging(a)(b) – 0.7%
ARD Finance SA
EUR	200,000	6.625		09/15/23	215,964

Energy – 1.1%
Laredo Petroleum, Inc.(a)
	$25,000	5.625		01/15/22	24,250
Petrobras Global Finance BV
	20,000	4.875		03/17/20	20,088
	30,000	8.375		05/23/21	32,732
Petroleos de Venezuela SA
	10,000	9.000		11/17/21	5,651
	70,000	6.000		05/16/24	29,400
	70,000	6.000		11/15/26	29,393
Petroleos Mexicanos
	80,000	4.500		01/23/26	77,616
	40,000	6.875		08/04/26	45,100
	10,000	5.500		06/27/44	8,571
	10,000	6.375		01/23/45	9,600
	50,000	6.750	(b)	09/21/47	50,000

					332,401

Food & Beverage – 0.2%
Constellation Brands, Inc.
	50,000	7.250		05/15/17	51,750

Noncaptive-Financial(a) – 0.2%
Nationstar Mortgage LLC/Nationstar Capital Corp.
	50,000	6.500		08/01/18	50,812
Speedy Cash Intermediate Holdings Corp.(b)
	25,000	10.750		05/15/18	17,750

					68,562

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Pipelines(c) – 0.6%
Enterprise Products Operating LLC Series A(a)
$75,000	4.465%	08/01/66	$ 70,695
Sabine Pass LNG LP
100,000	7.500	11/30/16	100,750

			171,445

Wireless Telecommunications – 0.3%
Sprint Communications, Inc.
50,000	9.125	03/01/17	51,250
T-Mobile USA, Inc.(a)
50,000	6.250	04/01/21	52,250

			103,500

Wirelines Telecommunications(a) – 0.2%
Windstream Services LLC
50,000	7.750	10/15/20	50,875

TOTAL CORPORATE OBLIGATIONS (Cost $1,323,740)			$ 1,331,924

Mortgage-Backed Obligations – 11.8%
Adjustable Rate Non-Agency (c) – 1.3%
Alternative Loan Trust Series 2005-51, Class 2A1(a)
$49,203	0.832%	11/20/35	$ 39,961
Alternative Loan Trust Series 2006-HY11, Class A1(a)
59,070	0.645	06/25/36	47,255
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
38,576	0.665	07/25/47	33,224
HomeBanc Mortgage Trust Series 2006-1, Class 3A2(a)
108,507	2.730	04/25/37	73,124
IndyMac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1(a)
54,145	3.348	09/25/36	47,006
JP Morgan Alternative Loan Trust Series 2006-A5, Class 1A1(a)
43,661	0.685	10/25/36	38,119
Lehman XS Trust Series 2005-7N, Class 1A1A(a)
46,984	0.795	12/25/35	42,012
Lehman XS Trust Series 2006-14N, Class 1A1A(a)
75,735	0.715	09/25/46	66,005

			386,706

Collateralized Mortgage Obligations – 9.9%
Agency Multi-Family – 3.2%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
$400,000	2.373%	05/25/22	$ 415,318
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2(c)
500,000	3.320	02/25/23	545,905

			961,223

Interest Only(d) – 4.1%
FHLMC Series 2014-4314, Class SE(a)
1,121,991	5.526	03/15/44	190,118
FHLMC Series 2014-4320, Class SD(a)
98,977	5.576	07/15/39	17,706

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(d) – (continued)
FHLMC Series 2016-4583, Class ST(a)
$61,342	5.476%	05/15/46	$ 190,220
FNMA Series 2011-124, Class SC
510,586	6.026	12/25/41	94,968
FNMA Series 2013-121, Class SA
826,368	5.575	12/25/43	153,420
FNMA Series 2014-87, Class MS
457,046	5.725	01/25/45	86,370
FNMA Series 2015-81, Class SA
341,438	5.175	11/25/45	54,624
GNMA Series 2010-101, Class S(a)
791,378	5.468	08/20/40	131,839
GNMA Series 2010-20, Class SE(a)
436,369	5.718	02/20/40	73,407
GNMA Series 2010-31, Class SA(a)
136,783	5.218	03/20/40	20,990
GNMA Series 2013-152, Class SG(a)
112,389	5.618	06/20/43	18,691
GNMA Series 2013-181, Class SA(a)
465,915	5.568	11/20/43	77,825
GNMA Series 2015-110, Class MS(a)
512,567	5.178	08/20/45	72,793
GNMA Series 2015-159, Class HS(a)
380,159	5.668	11/20/45	58,426

			1,241,397

Regular Floater(a)(c) – 2.5%
Alternative Loan Trust Series 2005-36, Class 2A1A
71,135	0.835	08/25/35	52,235
Connecticut Avenue Securities Series 2014-C03, Class 1M1
7,622	1.725	07/25/24	7,639
GreenPoint Mortgage Funding Trust Series 2006-AR1, Class A1A
395,580	0.815	02/25/36	337,719
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A
155,372	0.695	11/25/36	64,972
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A(b)
150,000	1.618	09/10/18	150,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A(b)
150,000	1.818	03/10/19	150,000

			762,565

Sequential Fixed Rate(a) – 0.1%
Alternative Loan Trust Series 2007-J2, Class 1A1
73,301	6.500	07/25/37	33,884

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 2,999,069

Federal Agency – 0.6%
FNMA – 0.6%
$148,454	6.000%	09/01/36	$ 170,647

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $3,456,385)			$ 3,556,422

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures(c) – 6.6%
FHLB
$2,000,000	0.654%	10/27/17	$ 2,003,602

TOTAL AGENCY DEBENTURES (Cost $2,000,000)			$ 2,003,602

Asset-Backed Securities – 21.5%
Collateralized Loan Obligations(b)(c) – 15.1%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)
$10,268	1.407%	11/01/18	$ 10,267
Acis CLO Ltd. Series 2014-4A, Class ACOM(a)
150,000	2.242	05/01/26	148,260
Anchorage Capital CLO IV Ltd. Series 2014-4A, Class A1A(a)
250,000	2.193	07/28/26	250,005
Apidos CLO X Series 2012-10A, Class A(a)
500,000	2.176	10/30/22	499,646
Crown Point CLO III Ltd. Series 2015-3A, Class ACOM(a)
250,000	0.000	12/31/27	246,325
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(a)
250,000	2.209	04/18/26	248,601
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(a)
250,000	2.105	07/25/27	248,991
Hildene CLO II Ltd. Series 2014-2A, Class A(a)
250,000	2.138	07/19/26	249,835
Madison Park Funding X Ltd. Series 2012-10A, Class A1A(a)
250,000	2.066	01/20/25	249,989
MidOcean Credit CLO III Series 2014-3A, Class A(a)
250,000	2.157	07/21/26	249,999
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class ACOM
200,000	2.364	05/22/27	199,620
Ocean Trails CLO IV Series 2013-4A, Class A(a)
250,000	2.117	08/13/25	249,408
OCP CLO Ltd. Series 2015-8A, Class A1(a)
250,000	2.209	04/17/27	250,052
OCP CLO Ltd. Series 2016-12A, Class A1(a)
150,000	2.426	10/18/28	149,850
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
200,000	1.710	03/20/25	197,614
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM
100,000	0.000	10/18/26	99,460
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(a)
250,000	0.000	07/25/26	249,100
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(a)
250,000	0.000	07/15/26	245,575
Trinitas CLO III Ltd. Series 2015-3A, Class A2(a)
150,000	2.190	07/15/27	149,939
Wasatch Ltd. Series 2006-1A, Class A1B
225,395	1.057	11/14/22	220,534
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(a)
150,000	0.000	07/16/27	148,665

			4,561,735

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Home Equity(a) – 1.4%
Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH1, Class M3(c)
$100,000	0.925%	01/25/36	$ 89,003
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(e)
10,439	4.012	12/25/35	10,486
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(e)
25,000	4.012	12/25/35	23,842
GSAMP Trust Series 2006-HE8, Class A2C(c)
46,354	0.695	01/25/37	37,921
Lehman XS Trust Series 2007-3, Class 1BA2(c)
46,769	1.745	03/25/37	36,252
Saxon Asset Securities Trust Series 2007-2, Class A2C(c)
84,921	0.765	05/25/47	60,894
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-NC2, Class M4(c)
100,000	0.995	05/25/35	89,867
VOLT XXV LLC Series 2015-NPL8, Class A1(b)(e)
72,249	3.500	06/26/45	72,337

			420,602

Student Loans(c) – 5.0%
Access Group, Inc. Series 2006-1, Class A2(a)
10,754	0.935	08/25/23	10,716
Access Group, Inc. Series 2015-1, Class A(a)(b)
79,225	1.225	07/25/56	77,479
Bank of America Student Loan Trust Series 2010-1A, Class A(a)(b)
51,466	1.515	02/25/43	50,734
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)(b)
150,000	1.864	07/26/66	149,997
Navient Student Loan Trust Series 2016-5A, Class A(a)(b)
296,254	1.775	06/25/65	296,255
PHEAA Student Loan Trust Series 2016-1A, Class A(a)(b)
200,000	1.728	09/25/65	199,998
Scholar Funding Trust Series 2010-A, Class A(a)(b)
55,077	1.493	10/28/41	53,982
SLM Student Loan Trust Series 2003-14, Class A5(a)
31,676	0.945	01/25/23	31,544
SLM Student Loan Trust Series 2006-9, Class A4(a)
1,016	0.785	10/25/22	1,016
SLM Student Loan Trust Series 2007-1, Class A5(a)
247,452	0.805	01/26/26	243,511
SLM Student Loan Trust Series 2008-5, Class A4(a)
91,470	2.415	07/25/23	91,699
SLM Student Loan Trust Series 2012-3, Class A(a)
135,519	1.175	12/26/25	130,380
SunTrust Student Loan Trust Series 2006-1A, Class A4(a)(b)
189,166	0.933	10/28/37	173,401

			1,510,712

TOTAL ASSET-BACKED SECURITIES (Cost $6,450,663)			$ 6,493,049

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Debt Obligations – 6.6%
Sovereign – 6.6%
Brazilian Government International Bond(f)
BRL	174,000	6.000%	08/15/50	$ 161,975
Dominican Republic International Bond
	$100,000	5.875	04/18/24	107,750
	100,000	5.500	01/27/25	106,000
Indonesia Government International Bond
	200,000	4.125	01/15/25	213,454
Mexico Government International Bond Series M
MXN	1,560,200	7.750	11/23/34	91,473
Mexico Government International Bond Series M 10
	644,300	7.750	12/14/17	34,277
United Kingdom Gilt
GBP	600,000	4.250	03/07/36	1,162,188
Venezuela Government International Bond
	$10,000	12.750	08/23/22	6,400
	70,000	8.250	10/13/24	34,650
	110,000	9.250	05/07/28	56,650
	20,000	9.375	01/13/34	10,325

				1,985,142

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $1,985,722)				$ 1,985,142

Municipal Debt Obligations(a) – 1.5%
Puerto Rico – 1.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A
	$5,000	6.000%	07/01/44	$ 3,837
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	10,000	5.500	07/01/28	7,650
	5,000	5.000	07/01/33	3,750
	5,000	5.125	07/01/37	3,750
	10,000	5.750	07/01/37	7,650
	5,000	5.250	07/01/42	3,775
Puerto Rico Commonwealth GO Bonds Series 2014 A(f)
	100,000	8.000	07/01/35	65,375
Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2008 A(f)
	20,000	5.500	07/01/32	12,375
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A
	15,000	5.500	08/01/28	7,913
	25,000	6.000	08/01/42	13,315
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A
	15,000	5.500	08/01/37	7,912
	155,000	5.375	08/01/39	81,375
	115,000	5.500	08/01/42	60,663
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C
	10,000	5.375	08/01/38	5,250
	55,000	6.000	08/01/39	29,293
	105,000	5.250	08/01/41	55,125
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1
	170,000	5.000	08/01/43	88,400

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(a) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A
$15,000	6.750%	08/01/32	$ 8,400

			465,808

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $512,802)			$ 465,808

Bank Loan Obligations(a)(c)(f)(g) – 0.6%
Energy – 0.0%
American Energy - Marcellus, LLC
$25,000	5.250%	08/04/20	$ 13,641
Magnum Hunter Resources Corp.
8,618	16.000	04/15/19	8,359

			22,000

Entertainment – 0.2%(h)
Lions Gate Entertainment Corp.
11,000	0.000	05/02/17	11,000
39,000	0.000	08/02/17	39,000

			50,000

Healthcare – 0.1%
Valeant Pharmaceuticals International, Inc.
24,517	5.000	02/13/19	24,529

Media – 0.2%
Checkout Holding Corp.
25,000	7.750	04/11/22	17,958
Getty Images, Inc.
57,813	4.750	10/18/19	48,225

			66,183

Technology – 0.1% (c)
BMC Software Finance, Inc.
23,955	5.000	09/10/20	23,068

TOTAL BANK LOAN OBLIGATIONS (Cost $199,796)			$ 185,780

U.S. Treasury Obligations – 41.9%
United States Treasury Bill(i)
$6,500,000	0.000%	10/06/16	$ 6,499,910
United States Treasury Bonds
300,000	3.625	08/15/43	382,257
100,000	3.750	11/15/43	130,261
190,000	3.625	02/15/44	242,148
50,000	3.000	05/15/45	57,046
130,000	2.875	08/15/45	144,894
90,000	2.250	08/15/46	88,404
United States Treasury Inflation-Protected Securities
513,500	0.125	04/15/19	522,568
102,761	0.125	04/15/20	104,816
312,771	0.125	01/15/23	317,951
155,111	0.375	07/15/23	160,806
364,853	0.125	07/15/24	370,326
507,385	0.375	07/15/25	524,113
55,670	2.125	02/15/40	74,223

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Notes
$200,000	0.875%	11/30/17	$ 200,402
200,000	1.000	12/31/17	200,700
200,000	1.750	09/30/19	205,000
600,000	1.500	11/30/19	610,530
400,000	1.625	12/31/19	408,620
800,000	1.375	04/30/21	808,480
600,000	1.375	09/30/23	597,702

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,509,287)			$12,651,157

Shares	Distribution Rate		Value
Investment Company(c)(j) – 1.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
397,445	0.312%		$ 397,445
(Cost $397,445)

TOTAL INVESTMENTS – 96.4% (Cost $28,893,401)			$29,142,189

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.6%			1,090,376

NET ASSETS – 100.0%			$30,232,565

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,448,121, which represents approximately 21.3% of net assets as of September 30, 2016.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

(d)	Inverse floating rate security. Interest rate disclosed is that which is in effect on September 30, 2016.

(e)	Step Bond. Coupon rate is fixed for an initial period then it resets at a specified date and rate.

(f)	Security is currently in default.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

(g)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility on September 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the

London-Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(h)	Zero coupon until next reset date.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Represents an affiliated issuer.

Investment Abbreviations:
BA	— Banker Acceptance Rate
BBR	— Bank Bill Reference Rate
CD KSDA	— Certificates of Deposit by the Korean Securities Dealers Association
CDI	— Average One-Day Interbank Deposit
EURIBOR	— Euro Interbank Offered Rate
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
LIBOR	— London Interbank Offered Rate
NIBOR	— Norwegian Interbank Offered Rate
RB	— Revenue Bond
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— Interbank Equilibrium Interest Rate
WIBOR	— Warsaw InterBank Offered Rate

Currency Abbreviations:
ARS	— Argentina Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CNH	— Chinese Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israel New Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peru Nuevo Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thailand Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

For information on the mutual funds, please call Our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Bank of America, N.A.	CAD	80,441	USD	61,000	12/21/16	$61,350	$350
	CZK	1,428,748	EUR	53,000	06/21/17	60,469	197
	JPY	12,824,939	USD	125,669	12/21/16	126,927	1,258
	KRW	67,549,875	USD	61,000	10/28/16	61,303	303
	NZD	83,614	AUD	79,000	12/21/16	60,697	343
	PLN	503,520	EUR	116,468	12/21/16	131,480	159
	USD	122,000	BRL	395,464	10/04/16	121,601	399
	USD	61,000	CAD	79,332	12/21/16	60,504	496
Barclays Bank PLC	AUD	81,000	USD	60,771	12/21/16	61,882	1,111
	IDR	3,053,760,267	USD	228,695	10/27/16	233,982	5,287
	IDR	2,084,781,620	USD	157,461	11/10/16	159,461	2,000
BNP Paribas SA	ARS	395,832	USD	24,662	11/22/16	25,121	459
	EUR	26,000	PLN	111,976	12/21/16	29,316	76
	KRW	68,411,235	USD	61,663	10/26/16	62,085	422
	PEN	195,762	USD	57,641	10/12/16	57,813	172
	PLN	233,000	HUF	16,593,577	12/21/16	60,841	290
	PLN	1,270,788	USD	327,497	12/21/16	331,830	4,333
	USD	294,322	TRY	891,120	12/21/16	292,264	2,058
Citibank, N.A.	ARS	359,490	USD	23,000	10/05/16	23,415	415
	AUD	475,320	USD	354,479	12/21/16	363,131	8,652
	BRL	200,236	USD	61,000	11/03/16	61,030	30
	CZK	2,864,120	EUR	106,275	06/21/17	121,217	362
	GBP	51,893	EUR	59,630	12/21/16	67,374	140
	INR	8,006,165	USD	119,046	10/26/16	119,852	806
	JPY	20,822,037	USD	203,734	10/06/16	205,352	1,618
	JPY	18,521,761	USD	183,000	12/21/16	183,306	306
	NZD	102,858	USD	74,426	11/17/16	74,760	334
	RUB	3,931,969	USD	61,000	10/11/16	62,507	1,507
	RUB	6,890,163	USD	105,182	10/27/16	109,100	3,918
	RUB	4,071,661	USD	61,985	11/17/16	64,131	2,146
	TWD	1,829,940	USD	58,312	10/07/16	58,428	116
	USD	338,666	KRW	369,585,921	10/20/16	335,430	3,236
	USD	122,839	MXN	2,249,743	10/13/16	115,906	6,933
	ZAR	335,741	USD	24,000	12/21/16	24,090	90
Deutsche Bank AG	ARS	390,303	USD	24,470	11/29/16	24,678	208
	CAD	80,072	USD	61,000	12/21/16	61,069	69
	CNH	2,039,700	USD	303,000	12/21/16	304,156	1,156
	COP	70,476,000	USD	24,000	10/31/16	24,310	310
	EUR	28,253	PLN	121,743	12/21/16	31,856	66
	IDR	1,039,680,323	USD	78,526	11/08/16	79,544	1,018
	KRW	135,896,310	USD	121,000	10/04/16	123,391	2,391
	KRW	136,660,130	USD	122,000	10/20/16	124,030	2,030
	PLN	807,746	EUR	184,424	12/21/16	210,920	2,977
	THB	436,475	USD	12,593	10/20/16	12,594	1
	TWD	1,236,559	USD	39,000	10/24/16	39,569	569
	USD	123,959	KRW	135,896,310	10/04/16	123,391	568
JPMorgan Chase Bank, N.A.	ARS	353,607	USD	22,163	11/18/16	22,489	326
	CNH	411,444	USD	61,000	12/21/16	61,354	354
	INR	3,980,736	USD	59,000	10/27/16	59,583	583
	INR	4,094,003	USD	61,000	11/03/16	61,219	219
	KRW	67,456,545	USD	61,000	10/04/16	61,249	249

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

JPMorgan Chase Bank, N.A. (continued)	USD	23,515	ARS	359,490	10/05/16	$23,415	$100
	USD	61,000	JPY	6,117,202	12/21/16	60,541	459
	USD	61,531	KRW	67,456,545	10/04/16	61,249	282
	USD	61,000	ZAR	843,742	12/21/16	60,540	460
	ZAR	341,940	USD	24,000	12/21/16	24,535	535
Morgan Stanley Co., Inc.	AUD	158,000	NZD	163,642	12/21/16	120,708	1,918
	AUD	160,000	USD	120,751	12/21/16	122,236	1,485
	BRL	989,987	USD	301,331	10/04/16	304,409	3,078
	BRL	107,426	USD	31,904	11/03/16	32,743	839
	EUR	54,000	CHF	58,633	12/21/16	60,886	236
	HUF	17,090,535	EUR	55,000	12/21/16	62,365	351
	IDR	775,708,400	USD	58,088	10/27/16	59,435	1,347
	KRW	67,862,500	USD	61,000	10/19/16	61,591	591
	MYR	436,586	USD	105,354	11/18/16	105,666	312
	NZD	84,000	USD	60,697	12/21/16	60,977	280
	RUB	3,934,677	USD	60,773	10/27/16	62,303	1,530
	USD	427,604	BRL	1,382,351	10/04/16	425,057	2,547
	USD	61,000	CAD	78,781	12/21/16	60,083	917
	USD	1,230,384	GBP	925,522	11/16/16	1,200,628	29,756
	USD	231,749	GBP	175,257	12/21/16	227,540	4,209
	USD	60,569	NZD	83,000	12/21/16	60,251	318
	USD	101,440	TWD	3,142,618	10/24/16	100,561	879
	ZAR	3,858,572	USD	265,187	12/21/16	276,860	11,673
Royal Bank of Canada	BRL	199,772	USD	61,000	10/04/16	61,428	428
	CAD	79,986	USD	61,000	12/21/16	61,003	3
	USD	61,000	BRL	198,285	11/03/16	60,435	565
	USD	61,000	CAD	79,264	12/21/16	60,452	548
	USD	60,922	EUR	54,000	12/21/16	60,887	35
	USD	106,872	GBP	80,656	12/21/16	104,717	2,155
	USD	105,037	SGD	143,155	12/21/16	105,008	29
Royal Bank of Scotland	ARS	404,874	USD	25,531	11/18/16	25,749	218
	ARS	204,302	USD	12,753	11/22/16	12,966	213
	MXN	1,193,369	USD	61,000	12/21/16	61,005	5
	NZD	84,000	USD	60,658	12/21/16	60,976	318
	USD	61,000	MXN	1,127,975	12/21/16	57,662	3,338
State Street Bank	CAD	159,425	USD	120,864	12/21/16	121,588	724
	EUR	10,370	CZK	277,211	06/21/17	11,793	60
	NOK	1,993,016	EUR	214,321	12/21/16	249,350	7,698
	USD	61,000	CAD	79,853	12/21/16	60,901	99
	USD	100,149	EUR	88,952	11/10/16	100,098	51
	USD	488,290	NZD	671,272	12/21/16	487,286	1,004
	USD	157,064	SEK	1,328,611	11/09/16	155,157	1,907
UBS AG	CHF	59,143	USD	61,000	12/21/16	61,177	177
	COP	98,702,000	USD	34,000	11/04/16	34,020	20
	COP	37,403,710	USD	12,543	11/10/16	12,879	336
	CZK	1,427,820	EUR	53,000	06/21/17	60,429	158
	INR	4,106,441	USD	61,000	10/26/16	61,474	474
	JPY	6,180,062	USD	61,000	12/21/16	61,163	163
	NOK	213,606	EUR	22,906	12/21/16	26,725	897
	PLN	234,214	EUR	54,000	12/21/16	61,158	272
	PLN	1,268,416	USD	328,716	12/21/16	331,211	2,495
	RUB	11,283,281	USD	171,890	10/21/16	178,929	7,039
	TWD	1,829,940	USD	58,437	10/21/16	58,542	105
	USD	61,000	CHF	58,619	12/21/16	60,636	364
	USD	61,000	JPY	6,135,434	12/21/16	60,721	279
Westpac Banking Corp.	AUD	78,000	NZD	80,872	12/21/16	59,590	884
	AUD	80,000	USD	60,271	12/21/16	61,118	847
	CNH	410,676	USD	61,000	12/21/16	61,239	239
	EUR	55,808	USD	62,734	11/10/16	62,801	67
	USD	235,528	AUD	308,000	11/18/16	235,480	48

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Westpac Banking Corp. (continued)	USD	126,982	CAD	164,000	10/26/16	$125,027	$1,955
	USD	414,453	CAD	542,545	12/21/16	413,781	672
	USD	999,311	EUR	886,028	11/10/16	997,056	2,255
	USD	52,000	IDR	675,064,000	10/31/16	51,700	300
	USD	403,632	SGD	549,114	12/21/16	402,791	841

TOTAL							$167,803

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

Bank of America, N.A.	JPY	29,021,257	USD	288,865	12/21/16	$287,218	$(1,647)
	MXN	4,359,568	USD	226,62	12/21/16	222,861	(3,768)
	TWD	2,494,447	USD	80,246	10/11/16	79,734	(512)
	USD	254,815	BRL	860,000	11/03/16	262,119	(7,304)
	USD	61,000	JPY	6,184,905	12/21/16	61,211	(211)
	USD	364,328	SGD	497,472	12/21/16	364,911	(583)
	USD	61,000	TWD	1,909,635	10/24/16	61,107	(107)
	USD	359,081	TWD	11,339,776	11/01/16	363,103	(4,022)
Barclays Bank PLC	GBP	46,000	USD	60,204	12/21/16	59,723	(481)
	NZD	166,000	USD	121,085	12/21/16	120,502	(583)
	PHP	5,521,217	USD	116,592	10/27/16	114,191	(2,401)
	PHP	5,461,370	USD	113,862	11/18/16	112,769	(1,093)
	SEK	3,604,177	EUR	378,258	12/21/16	421,845	(4,651)
	USD	42,433	CAD	55,849	12/21/16	42,595	(162)
	USD	277,760	SGD	378,690	12/21/16	277,781	(21)
	USD	157,014	TWD	4,913,755	10/21/16	157,197	(183)
	USD	193,000	ZAR	2,747,849	12/21/16	197,163	(4,163)
BNP Paribas SA	ARS	367,250	USD	24,177	10/17/16	23,866	(311)
	ARS	389,057	USD	25,680	10/18/16	25,263	(417)
	ARS	1,058,865	USD	68,757	10/24/16	68,428	(329)
	ARS	341,959	USD	21,871	11/29/16	21,622	(250)
	ARS	214,267	USD	13,648	12/12/16	13,464	(184)
	EUR	45,000	PLN	194,419	12/21/16	50,739	(28)
	EUR	54,000	USD	60,892	12/21/16	60,886	(6)
	KRW	68,411,235	USD	62,402	10/04/16	62,116	(286)
	MXN	10,400,745	USD	537,088	12/21/16	531,687	(5,401)
	SEK	2,760,512	EUR	290,352	12/21/16	323,100	(4,279)
	SGD	165,720	USD	122,000	12/21/16	121,560	(440)
	USD	133,548	HUF	36,887,333	12/21/16	134,606	(1,058)
	USD	61,682	KRW	68,411,235	10/04/16	62,116	(434)
	USD	156,452	KRW	172,930,994	10/19/16	156,950	(498)
Citibank, N.A.	ARS	306,336	USD	19,892	10/18/16	19,892	0
	ARS	756,679	USD	48,849	10/28/16	48,742	(107)
	ARS	148,609	USD	9,466	12/12/16	9,338	(128)
	ARS	222,331	USD	14,001	12/23/16	13,900	(101)
	COP	96,398,864	USD	33,245	11/03/16	33,231	(14)
	EUR	54,000	NOK	494,997	12/21/16	60,886	(1,044)
	EUR	253,984	USD	286,477	12/21/16	286,373	(104)
	MYR	42,577	USD	10,632	10/20/16	10,314	(318)
	SGD	82,967	USD	61,000	12/21/16	60,859	(141)
	TRY	184,861	USD	61,000	12/21/16	60,630	(370)
	USD	122,000	CAD	159,973	12/21/16	122,006	(6)
	USD	227,622	JPY	23,263,463	10/06/16	229,429	(1,807)
	USD	50,167	JPY	5,117,401	12/21/16	50,646	(479)
	USD	84,115	KRW	95,428,730	10/21/16	86,608	(2,493)
	USD	61,000	KRW	67,360,470	10/26/16	61,132	(132)
	USD	65,122	NZD	90,000	11/17/16	65,414	(292)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

Citibank, N.A. (continued)	USD	61,000	RUB	4,014,135	10/21/16	$63,655	$(2,655)
	USD	98,958	TWD	3,131,520	10/24/16	100,206	(1,248)
	USD	271,354	TWD	8,485,229	11/22/16	272,104	(750)
Deutsche Bank AG	ARS	425,583	USD	27,281	11/22/16	27,009	(272)
	BRL	195,923	USD	61,000	10/04/16	60,244	(756)
	EUR	110,441	NOK	1,008,883	12/21/16	124,525	(1,699)
	KRW	134,941,620	USD	123,088	10/04/16	122,524	(564)
	MYR	436,586	USD	108,026	10/07/16	105,666	(2,360)
	MYR	614,629	USD	149,352	11/09/16	148,795	(557)
	NZD	84,115	AUD	80,000	12/21/16	61,060	(57)
	PEN	206,187	USD	61,000	10/12/16	60,892	(108)
	USD	61,000	ILS	229,787	12/21/16	61,448	(448)
	USD	121,000	KRW	134,941,620	10/04/16	122,524	(1,524)
	USD	60,824	KRW	68,194,140	10/21/16	61,892	(1,068)
	USD	192,437	KRW	215,230,898	10/24/16	195,334	(2,897)
JPMorgan Chase Bank, N.A.	ARS	359,490	USD	22,846	12/05/16	22,661	(185)
	BRL	392,133	USD	121,496	10/04/16	120,577	(919)
	EUR	54,000	JPY	6,176,854	12/21/16	60,886	(245)
	MXN	1,150,437	USD	61,000	12/21/16	58,810	(2,190)
	MYR	720,327	USD	178,312	10/20/16	174,496	(3,816)
	PHP	5,703,500	USD	119,106	10/17/16	118,046	(1,060)
	SEK	2,593,118	EUR	272,567	12/21/16	303,507	(3,819)
	SGD	164,707	USD	121,000	12/21/16	120,818	(182)
	TRY	184,007	USD	61,000	12/21/16	60,349	(651)
	USD	108,664	EUR	96,579	11/10/16	108,681	(17)
Morgan Stanley Co., Inc.	BRL	1,561,090	USD	477,212	11/03/16	475,804	(1,408)
	CHF	58,779	EUR	54,000	12/21/16	60,801	(85)
	EUR	151,689	USD	170,965	11/10/16	170,697	(268)
	GBP	44,877	EUR	52,445	12/21/16	58,265	(868)
	MXN	1,191,153	USD	61,000	12/21/16	60,892	(108)
	MYR	404,920	USD	100,919	10/19/16	98,093	(2,826)
	SEK	4,119,340	EUR	431,452	12/21/16	482,142	(4,332)
	USD	49,416	CAD	64,981	12/21/16	49,559	(143)
	USD	58,249	INR	3,931,820	10/27/16	58,851	(602)
	USD	105,494	MYR	436,586	10/07/16	105,666	(172)
	USD	61,000	RUB	3,958,839	10/11/16	62,934	(1,934)
	USD	61,000	RUB	3,915,590	10/26/16	62,016	(1,016)
	USD	61,000	RUB	3,919,177	10/27/16	62,057	(1,057)
	USD	121,000	TWD	3,786,090	10/21/16	121,122	(122)
	USD	332,279	TWD	10,372,762	11/22/16	332,633	(354)
Royal Bank of Canada	CAD	237,998	USD	183,000	12/21/16	181,513	(1,487)
Royal Bank of Scotland	ARS	964,954	USD	62,761	10/18/16	62,659	(102)
	MXN	8,042,535	USD	429,087	12/21/16	411,136	(17,951)
	TRY	182,704	USD	61,000	12/21/16	59,922	(1,078)
	USD	122,000	MXN	2,407,473	12/21/16	123,071	(1,071)
State Street Bank	CAD	79,802	USD	61,000	12/21/16	60,862	(138)
	CZK	1,459,080	EUR	54,382	06/21/17	61,752	(91)
	EUR	78,808	NOK	722,754	12/21/16	88,858	(1,567)
	GBP	138,916	EUR	162,000	12/21/16	180,357	(2,302)
	SEK	4,017,358	EUR	420,410	12/21/16	470,205	(3,818)
	SEK	1,037,234	NOK	989,000	12/21/16	121,402	(2,335)
	SEK	1,452,800	USD	171,745	11/09/16	169,660	(2,085)
	USD	183,000	CAD	242,066	12/21/16	184,616	(1,616)
	USD	112,042	EUR	99,998	11/10/16	112,529	(487)
UBS AG	EUR	108,000	NOK	984,084	12/21/16	121,772	(1,348)
	EUR	10,000	PLN	43,205	12/21/16	11,275	(7)
	MXN	1,159,775	USD	61,000	12/21/16	59,288	(1,712)
	MYR	40,497	USD	9,848	10/27/16	9,808	(40)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

UBS AG (continued)	MYR	333,532	USD	82,025	11/09/16	$80,744	$(1,281)
	PLN	232,858	EUR	54,000	12/21/16	60,804	(82)
	SEK	3,112,531	EUR	325,658	12/21/16	364,301	(2,886)
	USD	61,028	AUD	80,000	12/21/16	61,118	(90)
	USD	162,776	KRW	180,420,710	10/19/16	163,748	(972)
	USD	58,371	TWD	1,829,940	10/07/16	58,428	(57)
	USD	97,466	TWD	3,079,928	11/10/16	98,685	(1,219)
Westpac Banking Corp.	AUD	350,258	USD	267,842	11/18/16	267,788	(54)
	CAD	155,999	USD	120,787	10/26/16	118,927	(1,860)
	CNH	811,414	USD	121,000	12/21/16	120,996	(4)
	EUR	662,977	USD	747,742	11/10/16	746,055	(1,687)
	EUR	88,538	USD	99,851	12/21/16	99,829	(22)
	JPY	11,446,867	USD	114,428	10/06/16	112,892	(1,536)
	USD	159,843	CNH	1,075,106	12/21/16	160,317	(474)
	USD	247,628	NZD	341,556	12/21/16	247,940	(312)

TOTAL							$(150,462)

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Long Gilt	(7)	December 2016	$(1,181,765)	$10,253
U.S. Ultra Long Treasury Bonds	(5)	December 2016	(919,375)	14,109
2 Year U.S. Treasury Notes	(27)	December 2016	(5,898,656)	(1,796)
5 Year U.S. Treasury Notes	(41)	December 2016	(4,982,141)	(9,211)
10 Year U.S. Treasury Notes	(17)	December 2016	(2,229,125)	(5,521)
10 Year U.S. Ultra Treasury Notes	(1)	December 2016	(144,156)	155

TOTAL				$7,989

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on September 30, 2016	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America High Yield Index	$650	(5.000)%	12/20/21	0.000%	$(27,306)	$(14)
CDX North America Investment Grade Index	675	(1.000)	06/20/21	0.684	(9,048)	(842)
CDX North America High Yield Index	2,300	(5.000)	06/20/21	3.757	(40,785)	(80,491)

TOTAL					$(77,139)	$(81,347)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on September 30, 2016	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America, N.A.	People’s Republic of China, 4.250%, 10/28/27	$210	(1.000)%	06/20/19	0.559%	$(729)	$(1,830)
	People’s Republic of China, 7.500%, 10/28/27	170	(1.000)	12/20/20	0.844	850	(1,990)
	People’s Republic of China, 7.500%, 10/28/27	130	(1.000)	06/20/21	0.959	1,140	(1,421)
Barclays Bank PLC	People’s Republic of China, 7.500%, 10/28/27	150	(1.000)	06/20/21	0.959	835	(1,159)
Deutsche Bank AG	People’s Republic of China, 7.500%, 10/28/27	220	(1.000)	06/20/21	0.959	73	(550)
JPMorgan Chase Bank, N.A.	People’s Republic of China, 4.250%, 10/28/27	1,250	(1.000)	06/20/19	0.559	(3,267)	(11,967)
	People’s Republic of China, 7.500%, 10/28/27	1,420	(1.000)	12/20/20	0.844	9,537	(19,059)
	People’s Republic of China, 7.500%, 10/28/27	220	(1.000)	06/20/21	0.959	703	(1,179)
UBS AG	People’s Republic of China, 7.500%, 10/28/27	220	(1.000)	06/20/21	0.959	997	(1,474)

TOTAL						$10,139	$(40,629)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
	Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	SEK	15,400		06/15/18	0.050%	3 Month STIBOR	$13,746	$2,575
		10,230		09/15/18	0.330	3 Month STIBOR	54	430
	EUR	9,960		09/21/18	3 Month EURIBOR	0.400%	8,409	3,990
	PLN	90		06/17/19	3.048	6 Month WIBOR	304	585
		90		06/17/19	6 Month WIBOR	3.045	0	(887)
	GBP	860	(a)	12/21/19	0.353	3 Month LIBOR	174	1,510
	PLN	2,460		09/21/21	1.771	6 Month WIBOR	(3,132)	(1,933)
	CAD	10,100	(a)	12/21/21	1.000	3 Month BA	(14,047)	20,673
	EUR	520	(a)	12/21/21	6 Month EURIBOR	0.250	(9,617)	(1,591)
	NOK	13,110	(a)	12/21/21	1.250	6 Month NIBOR	4,811	(4,958)
	NZD	910	(a)	12/21/21	2.250	3 Month BBR	2,872	894
	SEK	17,390	(a)	12/21/21	3 Month STIBOR	0.100	(5,637)	(5,813)
		$8,270	(a)	12/21/21	3 Month LIBOR	1.500	(103,169)	(14,443)
	EUR	110	(a)	08/16/24	0.250	6 Month EURIBOR	(35)	7
	GBP	120	(a)	09/27/26	6 Month LIBOR	1.000	(250)	847
	AUD	210	(a)	09/28/26	2.500	6 Month BBR	1,132	(120)
		150	(a)	12/21/26	2.750	6 Month BBR	6,922	(650)
	EUR	660	(a)	12/21/26	0.750	6 Month EURIBOR	25,920	7,249
	SEK	5,910	(a)	12/21/26	3 Month STIBOR	0.750	1,407	(6,227)
		$200	(a)	12/21/26	3 Month LIBOR	1.750	(3,754)	(1,258)
	MXN	5,270,000	(a)	03/03/27	6.000	1 Month TIIE	(8,487)	(1,903)
	GBP	600	(a)	07/08/36	6 Month LIBOR	1.400	3,739	(10,249)
	JPY	20,830	(a)	12/21/36	6 Month LIBOR	0.500	1,108	(6,308)
	GBP	470	(a)	12/21/46	6 Month LIBOR	1.750	(110,792)	(6,346)
		$800	(a)	12/21/46	2.250	3 Month LIBOR	74,824	13,923

TOTAL							$(113,498)	$(10,003)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)(b)

Bank of America, N.A.	BRL	3,396	01/02/17	15.530%	1 Day CDI	$17,341
	KRW	290,710	11/04/17	2.060	3 Month CD KSDA	2,598
		320,830	08/06/24	3 Month CD KSDA	2.970%	(39,664)
Deutsche Bank AG	KRW	142,230	10/06/17	2.245	3 Month CD KSDA	1,560
		209,280	10/15/17	2.253	3 Month CD KSDA	2,308
		173,640	11/04/17	2.075	3 Month CD KSDA	1,581
JP Morgan Chase Bank, N.A.	KRW	1,612,725	07/29/17	1.630	3 Month CD KSDA	4,936

TOTAL						$(9,340)

(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$28,902,098

Gross unrealized gain	457,093
Gross unrealized loss	(217,002)

Net unrealized security gain	$240,091

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 95.4%
Australia – 4.4%
190,888	Australia & New Zealand Banking Group Ltd. (Banks)	$ 4,066,211
65,306	BHP Billiton PLC (Materials)	982,109
213,233	Computershare Ltd. (Software & Services)	1,691,267

		6,739,587

Austria – 1.3%
62,672	ams AG (Semiconductors & Semiconductor Equipment)	2,036,400

Belgium – 3.7%
43,794	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	5,759,255

China – 0.6%
486,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	909,622

Denmark – 2.7%
62,389	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,600,293
35,350	Novozymes A/S Class B (Materials)	1,559,143

		4,159,436

France – 8.0%
20,800	Air Liquide SA (Materials)	2,230,520
57,092	Klepierre (REIT)	2,620,692
26,161	Publicis Groupe SA (Media)	1,979,545
54,369	Rexel SA (Capital Goods)	832,845
32,372	Safran SA (Capital Goods)	2,328,263
30,647	Vinci SA (Capital Goods)	2,346,898

		12,338,763

Germany – 8.5%
34,064	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,421,057
39,448	Beiersdorf AG (Household & Personal Products)	3,723,619
160,378	Commerzbank AG (Banks)	1,036,194
35,701	GEA Group AG (Capital Goods)	1,984,869
32,475	SAP SE (Software & Services)	2,969,916

		13,135,655

Ireland – 5.3%
9,498,054	Bank of Ireland (Banks)*	1,974,182
41,081	Kerry Group PLC Class A (Food, Beverage & Tobacco)	3,421,522
42,295	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,734,930

		8,130,634

Italy – 5.3%
375,641	Enav SpA (Transportation)*(a)	1,543,589
599,820	Enel SpA (Utilities)	2,673,231

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
71,896	Moncler SpA (Consumer Durables & Apparel)	$ 1,227,326
2,295,502	Telecom Italia SpA (Telecommunication Services)*	1,907,336
386,002	UniCredit SpA (Banks)	899,738

		8,251,220

Japan – 22.0%
15,100	Dentsu, Inc. (Media)	768,555
17,100	East Japan Railway Co. (Transportation)	1,543,515
80,900	HIS Co. Ltd. (Consumer Services)	2,117,882
20,800	Hoshizaki Corp. (Capital Goods)	1,898,121
66,400	Hoya Corp. (Health Care Equipment & Services)	2,671,128
103,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	4,236,796
57,400	Kao Corp. (Household & Personal Products)	3,245,283
94,800	KDDI Corp. (Telecommunication Services)	2,937,095
94,300	Kubota Corp. (Capital Goods)	1,427,279
168,000	Mitsubishi Estate Co. Ltd. (Real Estate)	3,152,784
28,900	Nidec Corp. (Capital Goods)	2,671,319
172,000	ORIX Corp. (Diversified Financials)	2,537,457
18,400	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,647,111
92,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,134,748

		33,989,073

Netherlands – 4.0%
249,409	Royal Dutch Shell PLC Class A (Energy)	6,204,776

Singapore – 1.7%
227,538	DBS Group Holdings Ltd. (Banks)	2,581,840

Spain – 4.4%
335,496	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,029,940
766,618	Banco Popular Espanol SA (Banks)	948,816
192,065	EDP Renovaveis SA (Utilities)	1,541,121
330,670	Iberdrola SA (Utilities)	2,248,359

		6,768,236

Sweden – 3.2%
86,806	Hennes & Mauritz AB Class B (Retailing)	2,450,154
81,339	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	2,414,214

		4,864,368

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Switzerland – 9.2%
203,064	Credit Suisse Group AG (Registered) (Diversified Financials)*	$ 2,668,796
57,513	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,538,945
6,167	Syngenta AG (Registered) (Materials)	2,700,791
128,097	UBS Group AG (Registered) (Diversified Financials)*	1,749,864
45,341	Wolseley PLC (Capital Goods)	2,550,093

		14,208,489

United Kingdom – 11.1%
274,524	Aviva PLC (Insurance)	1,566,455
185,245	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	1,521,624
56,759	InterContinental Hotels Group PLC (Consumer Services)	2,339,327
153,520	Just Eat PLC (Software & Services)*	1,064,413
702,620	Melrose Industries PLC (Capital Goods)	1,588,054
473,096	Rentokil Initial PLC (Commercial & Professional Services)	1,359,765
34,705	Rio Tinto PLC (Materials)	1,153,463
216,925	UBM PLC (Media)	2,005,273
445,088	Virgin Money Holdings UK PLC (Banks)	1,794,226
980,108	Vodafone Group PLC (Telecommunication Services)	2,810,877

		17,203,477

TOTAL COMMON STOCKS (Cost $150,635,812)		$147,280,831

Shares	Distribution Rate	Value
Investment Company(b)(c) – 1.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,227,030	0.312%	$ 2,227,030
(Cost $2,227,030)

Shares	Description	Value
Exchange Traded Fund – 1.5%
United States – 1.5%
185,342	iShares MSCI Japan Fund	$ 2,324,189
(Cost $2,335,013)

TOTAL INVESTMENTS – 98.3% (Cost $155,197,855)		$151,832,050

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		2,633,074

NET ASSETS – 100.0%		$154,465,124

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,543,589, which represents approximately 1.0% of net assets as of September 30, 2016.

(b)	Represents an affiliated issuer.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$155,648,107

Gross unrealized gain	14,967,581
Gross unrealized loss	(18,783,638)

Net unrealized security loss	$(3,816,057)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.0%
Automobiles & Components – 1.0%
13,380	Ford Motor Co.	$ 161,496
25,271	Lear Corp.	3,063,351
9,338	Visteon Corp.	669,161

		3,894,008

Banks – 3.7%
164,927	Citizens Financial Group, Inc.	4,075,346
74,687	JPMorgan Chase & Co.	4,973,407
57,290	SunTrust Banks, Inc.	2,509,302
12,926	The PNC Financial Services Group, Inc.	1,164,503
8,052	Wells Fargo & Co.	356,543
16,713	Western Alliance Bancorp*	627,406

		13,706,507

Capital Goods – 6.9%
7,123	AECOM Technology Corp.*	211,767
24,990	AerCap Holdings NV*	961,865
17,564	Allison Transmission Holdings, Inc.	503,736
58,972	AMETEK, Inc.	2,817,682
20,006	Eaton Corp. PLC	1,314,594
54,566	General Electric Co.	1,616,245
26,181	L-3 Communications Holdings, Inc.	3,946,262
12,300	Northrop Grumman Corp.	2,631,585
19,280	Owens Corning	1,029,359
72,498	PACCAR, Inc.	4,261,432
33,219	Raytheon Co.	4,522,103
2,835	Stanley Black & Decker, Inc.	348,648
1,746	United Rentals, Inc.*	137,044
10,566	Watsco, Inc.	1,488,749

		25,791,071

Commercial & Professional Services – 0.2%
11,310	ManpowerGroup, Inc.	817,261

Consumer Durables & Apparel – 1.7%
51,495	D.R. Horton, Inc.	1,555,149
94,515	NIKE, Inc. Class B	4,976,215

		6,531,364

Consumer Services – 1.4%
73,475	International Game Technology PLC	1,791,320
15,097	Vail Resorts, Inc.	2,368,417
10,923	Yum! Brands, Inc.	991,918

		5,151,655

Diversified Financials – 3.6%
110,978	Ally Financial, Inc.	2,160,742
11,439	Ameriprise Financial, Inc.	1,141,269
12,446	Berkshire Hathaway, Inc. Class B*	1,798,074
14,873	Capital One Financial Corp.	1,068,328
23,339	State Street Corp.	1,625,094
50,415	Synchrony Financial	1,411,620
111,522	The Bank of New York Mellon Corp.	4,447,497

		13,652,624

Shares	Description	Value
Common Stocks – (continued)
Energy – 4.8%
84,815	Baker Hughes, Inc.	$ 4,280,613
1,422	Cimarex Energy Co.	191,074
5,180	Diamondback Energy, Inc.*	500,077
3,988	Energen Corp.	230,187
38,807	Exxon Mobil Corp.	3,387,075
117,337	FMC Technologies, Inc.*	3,481,389
6,450	Kinder Morgan, Inc.	149,189
23,690	Marathon Petroleum Corp.	961,577
37,263	Newfield Exploration Co.*	1,619,450
36,111	Oceaneering International, Inc.	993,414
8,485	Pioneer Natural Resources Co.	1,575,240
13,746	World Fuel Services Corp.	635,890

		18,005,175

Food & Staples Retailing – 4.2%
54,239	CVS Health Corp.	4,826,729
62,720	Walgreens Boots Alliance, Inc.	5,056,486
83,514	Wal-Mart Stores, Inc.	6,023,030

		15,906,245

Food, Beverage & Tobacco – 1.6%
12,152	Altria Group, Inc.	768,371
23,982	Archer-Daniels-Midland Co.	1,011,321
23,116	PepsiCo, Inc.	2,514,327
17,575	Philip Morris International, Inc.	1,708,642

		6,002,661

Health Care Equipment & Services – 5.2%
1,313	Anthem, Inc.	164,532
32,356	Baxter International, Inc.	1,540,146
39,680	Boston Scientific Corp.*	944,384
8,845	Danaher Corp.	693,360
47,208	Express Scripts Holding Co.*	3,329,580
102,517	Hologic, Inc.*	3,980,735
27,113	McKesson Corp.	4,521,093
45,641	Medtronic PLC	3,943,382
5,300	Quest Diagnostics, Inc.	448,539

		19,565,751

Household & Personal Products – 1.1%
23,739	Kimberly-Clark Corp.	2,994,437
10,766	The Procter & Gamble Co.	966,249

		3,960,686

Insurance – 2.3%
22,962	Allied World Assurance Co. Holdings AG	928,124
42,043	Lincoln National Corp.	1,975,180
35,532	Reinsurance Group of America, Inc.	3,835,324
55,992	XL Group Ltd.	1,883,011

		8,621,639

Materials – 5.0%
29,278	Air Products & Chemicals, Inc.	4,401,655
80,390	Axalta Coating Systems Ltd.*	2,272,625
2,206	Cabot Corp.	115,617

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
9,230	Celanese Corp. Series A	$ 614,349
36,069	Crown Holdings, Inc.*	2,059,179
12,785	International Paper Co.	613,424
6,344	Newmont Mining Corp.	249,256
11,326	Nucor Corp.	560,071
42,537	Reliance Steel & Aluminum Co.	3,063,940
98,654	Steel Dynamics, Inc.	2,465,363
7,809	The Sherwin-Williams Co.	2,160,438

		18,575,917

Media – 3.7%
90,443	Comcast Corp. Class A	5,999,989
116,621	Liberty Global PLC Series C*	3,853,158
15,936	The Interpublic Group of Companies, Inc.	356,169
155,781	Twenty-First Century Fox, Inc. Class A	3,773,016

		13,982,332

Pharmaceuticals, Biotechnology & Life Sciences – 12.5%
41,444	AbbVie, Inc.	2,613,873
2,879	Agilent Technologies, Inc.	135,572
32,892	Alexion Pharmaceuticals, Inc.*	4,030,586
36,815	Amgen, Inc.	6,141,110
5,337	Biogen, Inc.*	1,670,641
78,112	Bristol-Myers Squibb Co.	4,211,799
19,041	Celgene Corp.*	1,990,356
14,064	Eli Lilly & Co.	1,128,777
27,303	Gilead Sciences, Inc.	2,160,213
78,353	Johnson & Johnson	9,255,840
116,698	Merck & Co., Inc.	7,283,122
7,312	Mettler-Toledo International, Inc.*	3,069,797
10,998	Pfizer, Inc.	372,502
17,853	Thermo Fisher Scientific, Inc.	2,839,698

		46,903,886

Real Estate Investment Trusts – 3.2%
13,567	American Homes 4 Rent Class A	293,590
42,633	American Tower Corp.	4,831,598
337,886	Annaly Capital Management, Inc.	3,547,803
5,154	Equinix, Inc.	1,856,729
40,931	Forest City Realty Trust, Inc. Class A	946,734
10,414	Iron Mountain, Inc.	390,837

		11,867,291

Retailing – 4.4%
7,864	Amazon.com, Inc.*	6,584,606
11,035	Best Buy Co., Inc.	421,316
1,574	Expedia, Inc.	183,717
38,559	Lowe’s Companies, Inc.	2,784,345
7,838	Netflix, Inc.*	772,435
5,931	The Home Depot, Inc.	763,201
1,009	The Priceline Group, Inc.*	1,484,734

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
49,559	The TJX Companies, Inc.	$ 3,706,022

		16,700,376

Semiconductors & Semiconductor Equipment – 3.7%
82,562	Applied Materials, Inc.	2,489,244
56,393	KLA-Tencor Corp.	3,931,156
8,335	Lam Research Corp.	789,408
96,299	Maxim Integrated Products, Inc.	3,845,219
8,478	Teradyne, Inc.	182,955
35,213	Texas Instruments, Inc.	2,471,249

		13,709,231

Software & Services – 12.5%
37,834	Accenture PLC Class A	4,622,180
9,938	Adobe Systems, Inc.*	1,078,670
6,244	Alphabet, Inc. Class A*	5,020,551
6,269	Alphabet, Inc. Class C*	4,872,831
44,436	Citrix Systems, Inc.*	3,786,836
137,838	eBay, Inc.*	4,534,870
48,247	Facebook, Inc. Class A*	6,188,643
91,607	Microsoft Corp.	5,276,563
88,160	Nuance Communications, Inc.*	1,278,320
155,253	Oracle Corp.	6,098,338
70,489	PayPal Holdings, Inc.*	2,887,934
10,712	Teradata Corp.*	332,072
17,601	Yahoo!, Inc.*	758,603

		46,736,411

Technology Hardware & Equipment – 4.1%
98,323	Apple, Inc.	11,115,415
19,274	Cisco Systems, Inc.	611,371
3,529	F5 Networks, Inc.*	439,855
203,251	HP, Inc.	3,156,488

		15,323,129

Telecommunication Services – 3.9%
214,320	AT&T, Inc.(a)	8,703,535
8,775	Level 3 Communications, Inc.*	406,985
10,896	T-Mobile US, Inc.*	509,061
96,200	Verizon Communications, Inc.	5,000,476

		14,620,057

Transportation – 2.6%
36,842	Alaska Air Group, Inc.	2,426,414
82,854	Delta Air Lines, Inc.	3,261,134
103,285	JetBlue Airways Corp.*	1,780,633
12,530	United Continental Holdings, Inc.*	657,449
14,589	United Parcel Service, Inc. Class B	1,595,453

		9,721,083

Utilities – 3.7%
152,894	AES Corp.	1,964,688
169,300	CenterPoint Energy, Inc.	3,932,839
1,913	Edison International	138,214
138,268	Great Plains Energy, Inc.	3,773,334
159,970	NiSource, Inc.	3,856,877

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
4,064	UGI Corp.	$ 183,855

		13,849,807

TOTAL COMMON STOCKS (Cost $338,895,009)		$363,596,167

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,975,410	0.312%	$ 1,975,410
(Cost $1,975,410)

TOTAL INVESTMENTS – 97.5% (Cost $340,870,419)		$365,571,577

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		9,368,326

NET ASSETS – 100.0%		$374,939,903

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Represents an affiliated issuer.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	41	December 2016	$4,428,820	$78,136

TAX INFORMATION — At September 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$342,038,084

Gross unrealized gain	29,983,457
Gross unrealized loss	(6,449,964)

Net unrealized security gain	$23,533,493

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ and Portfolio’s valuation policy (except VIT Government Money Market Fund) is to value investments at fair value.

It is the Government Money Market Fund’s policy to use the amortized-cost method permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”), which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerance established by the Board of Trustees (“Trustees”), Goldman Sachs Asset Management, L.P. (“GSAM”) evaluated the difference between the Fund’s net asset value (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes).

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establish a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s or Goldman Sachs Asset Management International (“GSAMI”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ and Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Trustees has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds and the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM or GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ and the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM or GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM or GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and

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NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. As of the date of the financial statements, short-term debt obligations that matured in sixty days or less and did not exhibit signs of credit deterioration were valued at amortized cost, which approximated fair value. Effective October 11, 2016, short-term debt obligations that mature in sixty days or less are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property.
Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

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NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iv. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — As of the date of the financial statements, short-term investments having a maturity of 60 days or less were valued at amortized cost which approximated fair market value. Effective October 11, 2016, such securities are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits off setting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

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September 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

JOINT REPURCHASE AGREEMENT ACCOUNT III — At September 30, 2016, the Government Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of October 3, 2016, as follows:

Principal Amount	Maturity Value	Collateral Value
$197,200,000	$197,208,229	$202,670,316

REPURCHASE AGREEMENTS — At September 30, 2016, the Principal Amounts of the Government Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.500%	$9,779,251
Bank of America, N.A.	0.500	13,970,359
BNP Paribas	0.500	85,219,190
Citigroup Global Markets, Inc.	0.520	8,600,153
Credit Agricole Corporate and Investment Bank	0.480	16,764,431
TD Securities USA, LLC	0.520	15,367,395
Wells Fargo Securities, LLC	0.500	47,499,221
TOTAL		$197,200,000

At September 30, 2016, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.750 to 3.390%	02/10/17 to 01/27/31
Federal Home Loan Bank	0.000 to 5.500	11/23/16 to 02/22/41
Federal Home Loan Mortgage Corp.	0.000 to 8.500	03/13/17 to 10/01/46
Federal National Mortgage Association	0.000 to 9.500	12/21/16 to 10/01/53
Government National Mortgage Association	3.000 to 10.000	07/15/17 to 09/20/46
U.S. Treasury Bill	0.000	01/12/17
U.S. Treasury Bonds	2.500 to 7.625	11/15/22 to 02/15/46
U.S. Treasury Floating Rate Note	0.478	10/31/17
U.S. Treasury Inflation-Indexed Bonds	0.750 to 1.750	01/15/28 to 02/15/42
U.S. Treasury Inflation-Indexed Notes	0.125	04/15/19 to 04/15/21
U.S. Treasury Interest-Only Stripped Security	0.000	02/15/29
U.S. Treasury Notes	0.625 to 3.750	12/15/16 to 05/15/26
U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/39 to 05/15/46

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ and the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s and the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which

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September 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of level 3 Assets and Liabilities.

C. Fair Value Hierarchy — The following is a summary of the Funds’ and Portfolio’s investments and derivatives classified in the fair value hierarchy as of September 30, 2016. For the Money Market Fund, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$38,272,455	$—
Mortgage-Backed Obligations	—	39,540,531	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	24,950,392	—	—
Agency Debentures	—	2,968,651	—
Asset-Backed Securities	—	10,222,227	—
Foreign Debt Obligations	—	2,232,414	—
Municipal Debt Obligations	—	1,481,716	—
Government Guarantee Obligations	—	2,612,228	—
Total	$24,950,392	$97,330,222	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,126,719)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$76,244	$—
Futures Contracts	25,294	—	—
Interest Rate Swap Contracts	—	33,757	—
Total	$25,294	$110,001	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(79,716)	$—
Futures Contracts	(3,808)	—	—
Credit Default Swap Contracts	—	(2,064)	—
Interest Rate Swap Contracts	—	(27,837)	—
Total	$(3,808)	$(109,617)	$—

EQUITY INDEX

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$163,375,179	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	99,840	—	—
Total	$163,475,019	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$4,202	$—	$—

GLOBAL TRENDS ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Agency Debentures	$—	$47,470,744	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	77,938,954	—	—
Exchange Traded Funds	126,432,815	—	—
Investment Company	110,929,386	—	—
Total	$315,301,155	$47,470,744	$—

Derivative Type
Assets(a)
Futures Contracts	$1,279,448	$—	$—
Liabilities(a)
Futures Contracts	$(434,548)	$—	$—

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Schedule of Investments (continued)

September 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$166,519,554	$—	$—
Investment Company	96	—	—
Total	$166,519,650	$—	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$6,485,529	$—	$—
Mortgage-Backed Obligations	—	31,134,606	—
Agency Debenture	—	751,853	—
Asset-Backed Securities	—	27,043,653	—
Investment Company	1,730,190	—	—
Total	$8,215,719	$58,930,112	$—

Derivative Type
Assets(a)
Futures Contracts	$7,229	$—	$—
Liabilities(a)
Futures Contracts	$(8,573)	$—	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$727,363,157	$—	$—
Investment Company	6,471,475	—	—
Total	$733,834,632	$—	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$779,255,084	$—	$—
Investment Company	10,372,823	—	—
Total	$789,627,907	$—	$—

MULTI-STRATEGY ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$1,445,783	$—	$—
Fixed Income Underlying Funds	8,221,758	—	—
Exchange Traded Funds	136,486	—	—
Investment Company	1,057,331	—	—
Total	$10,861,358	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$11,385	$—
Futures Contracts	4,291	—	—
Total	$4,291	$11,385	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(3,308)	$—
Futures Contracts	(3,672)	—	—
Total	$(3,672)	$(3,308)	$—

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$92,113,845	—	$2,364
Investment Company	628,249	—	—
Securities Lending Reinvestment Vehicle	1,340,072	—	—
Total	$94,082,166	$—	$2,364

Derivative Type
Assets(a)
Futures Contracts	$55,656	$—	$—

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Schedule of Investments (continued)

September 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$482,377,145	$—	$—
Investment Company	853	—	—
Total	$482,377,998	$—	$—

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$1,331,924	$—
Mortgage-Backed Obligations	—	3,556,422	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	12,651,157	—	—
Agency Debentures	—	2,003,602	—
Asset-Backed Securities	—	6,493,049	—
Foreign Debt Obligations	1,162,188	822,954	—
Municipal Debt Obligations	—	465,808	—
Bank Loans	—	113,780	72,000
Common Stock and/or Other Equity Investments(b)
North America	$—	$—	$71,860
Investment Company	397,445	—	—
Total	$14,210,790	$14,787,539	$143,860

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$167,803	$—
Futures Contracts	24,517	—	—
Interest Rate Swap Contracts	—	83,007	—
Total	$24,517	$250,810	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(121,976)	$—
Forward Foreign Currency Exchange Contracts	—	(150,462)	—
Futures Contracts	(16,528)	—	—
Interest Rate Swap Contracts	—	(102,350)	—
Total	$(16,528)	$(374,788)	$—

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
Asia	$—	$37,480,535	$—
Australia and Oceania	—	6,739,587	—
Europe	—	103,060,709	—
North America	2,324,189	—	—
Investment Company	2,227,030	—	—
Total	$4,551,219	$147,280,831	$—

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$363,596,167	$—	$—
Investment Company	1,975,410	—	—
Total	$365,571,577	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$78,136	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

Securities Lending — Pursuant to exemptive relief granted by SEC and the terms and conditions contained therein, the VIT Small Cap Equity Insights Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities.

The Funds’ and Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds, the Portfolio or an Underlying Funds investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds, Portfolio, or an Underlying Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Global Trends Allocation Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Interest Rate Risk — When interest rates increase, the Money Market Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and a Fund’s investments.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund, Portfolio and Underlying Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund, Portfolio and Underlying Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund, Portfolio and Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund, Portfolio and Underlying Fund. Such large shareholder redemptions may cause a Fund, Portfolio and Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s, Portfolio’s and Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s, the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s, Portfolio’s and Underlying Fund’s expense ratios. Similarly, large Fund, Portfolio or Underlying Fund share purchases may adversely affect a Fund’s, Portfolio’s and Underlying Fund’s performance to the extent that the Fund, Portfolio and Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund and Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund and Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund and Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund, Portfolio and Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund, Portfolio and Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund, Portfolio, and Underlying Fund have unsettled or open transactions defaults.

Non-Diversification Risk — The Global Trends Allocation Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — A Fund, the Portfolio and an Underlying Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund, the Portfolio and an Underlying Fund may purchase for investment. Taking short positions involves leverage of a Fund’s and the Portfolio’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund, the Portfolio and an Underlying Fund has taken a short position increases, then the Fund and the Portfolio will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Item 2. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Separate certifications for the President/Chief Executive Officer and the Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Variable Insurance Trust

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/CHIEF EXECUTIVE OFFICER

Date: November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/CHIEF EXECUTIVE OFFICER

Date: November 29, 2016

By (Signature and Title)*	/s/ SCOTT McHUGH, PRINCIPAL FINANCIAL OFFICER

Date: November 29, 2016

*	Print the name and title of each signing officer under his or her signature.